UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 28*

Date of reporting period: February 28, 2023

*This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 28.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
February 28, 2023
MFS®  Diversified
Income Fund
DIF-ANN

MFS® Diversified
Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Markets — which rallied in late 2022 and early 2023 on signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy — have hit turbulence after the sudden collapse of two US regional banks and the government-led merger of Switzerland’s two largest lenders. At the same time, US inflation data suggest that price pressures will prove more persistent than expected, making the US Federal Reserve’s job of trying to corral four-decade-high inflation without tipping the economy into recession that much more difficult. On a positive note, markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather that has alleviated concerns over potential near-term shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, after the recent banking turmoil, investors are increasingly mindful that the lagged effects of ongoing monetary policy tightening have yet to fully work their way through the global economy.
One result of the banking crisis has been a rally in global government bond markets as investors sense that the global monetary tightening campaign is nearing its end, and the resulting lower yields have eased some of the pressure on interest rate–sensitive parts of the economy. Over the near term, amid tighter financial conditions, we feel companies will face a challenging earnings backdrop as they are forced to absorb higher input and labor costs while pricing power dwindles. As for fixed income, the rise in interest rates in recent months has made bonds more attractive than they have been in years, which may provide balance for investors’ portfolios.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
April 14, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure (i)
Top ten holdings (i)
U.S. Treasury Note 10 yr Future - JUN 2023	1.7%
U.S. Treasury Note 2 yr Future - JUN 2023	1.5%
U.S. Treasury Note 5 yr Future - JUN 2023	1.4%
Prologis, Inc., REIT	1.3%
Equinix, Inc., REIT	1.1%
Simon Property Group, Inc., REIT	1.1%
U.S. Treasury Ultra Bond Future - JUN 2023	1.0%
UMBS, TBA, 2.5%, 30 year (h)	0.9%
Markit CDX North America Investment Grade Series 39 Index Credit Default Swap-Option - APR 2023	(1.2)%
U.S. Treasury Ultra Note 10 yr Future - JUN 2023	(2.0)%
GICS equity sectors (g)(i)
Real Estate	11.4%
Health Care	3.8%
Financials	3.1%
Consumer Staples	3.0%
Information Technology	1.7%
Communication Services	1.5%
Materials	1.4%
Energy	1.4%
Industrials	1.1%
Utilities	0.7%
Consumer Discretionary	0.6%
Convertible Debt	0.1%
Equity Warrants (o)	0.0%
Index Options	(0.2)%
Equity Options	(0.6)%
Fixed income sectors (i)
High Yield Corporates	21.5%
Emerging Markets Bonds	14.0%
Investment Grade Corporates	13.8%
U.S. Treasury Securities	9.5%
Mortgage-Backed Securities	7.2%
Commercial Mortgage-Backed Securities	0.4%
Collateralized Debt Obligations	0.4%
Non-U.S. Government Bonds	0.2%
Municipal Bonds	0.2%
Asset-Backed Securities	0.2%
U.S. Government Agencies (o)	0.0%

Portfolio Composition - continued
Composition including fixed income credit quality (a)(i)
AAA	0.9%
AA	2.0%
A	6.5%
BBB	11.7%
BB	15.1%
B	11.2%
CCC	3.6%
CC	0.1%
C (o)	0.0%
D	0.1%
U.S. Government	5.3%
Federal Agency	7.2%
Not Rated	3.7%
Non-Fixed Income	29.0%
Cash & Cash Equivalents	6.1%
Other	(2.5)%
Issuer country weightings (i)(x)
United States	70.2%
Canada	2.7%
United Kingdom	2.4%
France	1.4%
Mexico	1.4%
Japan	1.3%
Switzerland	1.2%
China	1.0%
India	0.9%
Other Countries	17.5%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives), ETFs, and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(h)	UMBS may include both Fannie Mae and Freddie Mac securities.

Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.
Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.
Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of February 28, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
The MFS Diversified Income Fund (fund) includes investments in lower quality debt instruments, U.S. government securities, emerging market debt instruments, dividend-paying equity securities, and real estate-related instruments.
For the twelve months ended February 28, 2023, Class A shares of the fund provided a total return of -6.96%, at net asset value. This compares with a return of -7.69% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index - Current (Blended Index) generated a return of -7.89% over the reporting period. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates have risen substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Late in the period, China abruptly ended its Zero-COVID policy, helping unleash a substantial amount of pent-up demand in the world’s second-largest economy and sending ripple effects throughout the global economy. A shift in consumption patterns in the parts of the world that reopened earlier favored services over goods, straining already tight labor markets in many developed economies, while reducing demand for manufactured goods, primarily from Asia. The combination of these factors contributed to market volatility.
Policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band toward the end of the period, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors appeared to have interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (most notably semiconductors) may be moderating, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.

Management Review - continued
Factors Affecting Performance
During the reporting period, favorable security selection within the global high dividend equity, emerging markets debt and high yield bond segments of the fund was a primary contributor to performance relative to the Blended Index. Conversely, the fund’s allocation to a Standard and Poor’s 500 index option, and its overweight position in U.S. government debt, detracted from the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Robert Almeida, Neeraj Arora, David Cole, Rick Gable, Alexander Mackey, John Mitchell, Matt Ryan, Jonathan Sage, Geoffrey Schechter, and Michael Skatrud
Note to Shareholders: Effective January 20, 2023, Henry Peabody is no longer a Portfolio Manager of the fund and John Mitchell was added as a Portfolio Manager of the fund. Effective April 30, 2024, Matt Ryan will no longer be a Portfolio Manager of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 2/28/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 2/28/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	5/26/06	(6.96)%	2.83%	3.99%
C	5/26/06	(7.74)%	2.06%	3.21%
I	5/26/06	(6.73)%	3.10%	4.25%
R1	7/01/08	(7.67)%	2.08%	3.22%
R2	7/01/08	(7.20)%	2.59%	3.73%
R3	7/01/08	(7.04)%	2.83%	3.98%
R4	7/01/08	(6.80)%	3.09%	4.25%
R6	7/02/12	(6.64)%	3.18%	4.35%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)	(7.69)%	9.82%	12.25%
MFS Diversified Income Fund Blended Index - Current (f)(w)	(7.89)%	3.03%	3.92%
MFS Diversified Income Fund Blended Index - Prior (f)(w)	(7.89)%	3.03%	3.81%
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index (f)	(5.45)%	2.85%	4.09%
Bloomberg U.S. Credit Index (f)	(10.15)%	1.05%	1.91%
Bloomberg U.S. Government/Mortgage Index (f)	(9.61)%	0.22%	0.73%
JPMorgan Emerging Markets Bond Index Global (f)	(8.20)%	(0.40)%	1.59%
JPMorgan Emerging Markets Bond Index Global Diversified (f)	(8.64)%	(0.73)%	1.85%
MSCI All Country World High Dividend Yield Index (net div) (f)	(5.71)%	4.37%	5.74%
MSCI US REIT Index (net div) (f)	(12.77)%	6.13%	5.23%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(10.92)%	1.94%	3.54%
C With CDSC (1% for 12 months) (v)	(8.63)%	2.06%	3.21%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Diversified Income Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period (change effective as of July 21, 2022):

	2/28/23	2/28/22
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index	25%	25%
Bloomberg U.S. Government/Mortgage Index	10%	10%
Bloomberg U.S. Credit Index	15%	15%
JPMorgan Emerging Markets Bond Index Global	N/A	15%
JPMorgan Emerging Markets Bond Index Global Diversified	15%	N/A
MSCI US REIT Index (net div)	15%	15%
MSCI All Country World High Dividend Yield Index (net div)	20%	20%
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
Bloomberg U.S. Credit Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
JPMorgan Emerging Markets Bond Index Global Diversified – tracks the total returns of USD-denominated debt instruments issued by emerging markets, sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index, which is a uniquely-weighted version of the EMBI Global Index, limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding.
MSCI All Country World High Dividend Yield Index(e) (net div) – is designed to reflect the performance of developed and emerging markets equities with higher-than-average dividend income and quality characteristics.
MSCI US REIT Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Performance Summary  - continued
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2022 through February 28, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/22	Ending Account Value 2/28/23	Expenses Paid During Period (p) 9/01/22-2/28/23
A	Actual	0.89%	$1,000.00	$1,014.15	$4.44
	Hypothetical (h)	0.89%	$1,000.00	$1,020.38	$4.46
C	Actual	1.64%	$1,000.00	$1,009.46	$8.17
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
I	Actual	0.64%	$1,000.00	$1,015.41	$3.20
	Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21
R1	Actual	1.64%	$1,000.00	$1,010.34	$8.17
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
R2	Actual	1.14%	$1,000.00	$1,012.88	$5.69
	Hypothetical (h)	1.14%	$1,000.00	$1,019.14	$5.71
R3	Actual	0.89%	$1,000.00	$1,014.15	$4.44
	Hypothetical (h)	0.89%	$1,000.00	$1,020.38	$4.46
R4	Actual	0.64%	$1,000.00	$1,014.53	$3.20
	Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21
R6	Actual	0.55%	$1,000.00	$1,015.85	$2.75
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Portfolio of Investments
2/28/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 41.3%
Aerospace & Defense – 0.3%
Boeing Co., 2.196%, 2/04/2026	$920,000	$835,682
Boeing Co., 5.15%, 5/01/2030	731,000	707,364
Boeing Co., 5.805%, 5/01/2050	2,462,000	2,341,919
General Dynamics Corp., 3.625%, 4/01/2030	1,362,000	1,269,048
Raytheon Technologies Corp., 1.9%, 9/01/2031	1,540,000	1,203,899
Raytheon Technologies Corp., 2.375%, 3/15/2032	1,796,000	1,447,579
Raytheon Technologies Corp., 3.03%, 3/15/2052	1,272,000	877,775
		$8,683,266
Apparel Manufacturers – 0.1%
Tapestry, Inc., 4.125%, 7/15/2027	$667,000	$629,268
Tapestry, Inc., 3.05%, 3/15/2032	785,000	623,739
		$1,253,007
Asset-Backed & Securitized – 1.0%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.027%, 11/15/2054 (i)	$6,505,896	$359,555
ACREC 2021-FL1 Ltd., “A”, FLR, 5.751% (LIBOR - 1mo. + 1.15%), 10/16/2036 (n)	1,091,500	1,067,489
ACREC 2023-FL2 LLC, “A”, FLR, 6.63% (SOFR - 1mo. + 2.23%), 2/19/2038 (n)	888,988	886,792
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.073% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	998,500	927,862
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 6.288% (LIBOR - 1mo. + 1.7%), 11/15/2036 (n)	484,000	475,562
AREIT 2022-CRE6 Trust, “AS”, FLR, 6.076% (SOFR - 30 day + 1.65%), 1/16/2037 (n)	946,500	910,553
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.62%, 2/15/2054 (i)	3,531,156	315,816
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.46%, 12/15/2055 (i)	4,291,275	166,958
BDS 2021-FL7 Ltd., “B”, FLR, 6.091% (LIBOR - 1mo. + 1.5%), 6/16/2036 (n)	431,500	407,177
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.151%, 3/15/2054 (i)	6,687,288	414,331
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.885%, 6/15/2054 (i)	6,504,681	318,884
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.266%, 7/15/2054 (i)	7,589,849	544,509

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Benchmark 2022-B36 Mortgage Trust, “XA”, 0.639%, 7/15/2055 (i)	$6,962,076	$338,382
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	512,405	477,564
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.867%, 12/15/2072 (i)(n)	9,399,939	408,433
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.778%, 4/15/2054 (i)	4,821,109	206,438
Commercial Mortgage Pass-Through Certificates, 2022-BN43, “XA”, 0.895%, 8/15/2055 (i)	7,983,644	498,151
CPS Auto Trust, 2019-D, “E”, 3.86%, 10/15/2025 (n)	1,008,000	981,325
DT Auto Owner Trust, 2023-1A, “A”, 5.48%, 4/15/2027 (n)	645,840	644,563
Flagship Credit Auto Trust, 2019-3, “D”, 2.86%, 12/15/2025 (n)	500,000	484,876
KREF 2018-FT1 Ltd., “A”, FLR, 5.671% (LIBOR - 1mo. + 1.1%), 2/15/2039 (n)	478,500	462,414
KREF 2018-FT1 Ltd., “AS”, FLR, 5.901% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)	526,000	501,988
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	371,735	368,848
LAD Auto Receivables Trust, 2023-1A, “A2”, 5.68%, 10/15/2026 (n)	332,000	331,861
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.338% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	750,000	725,258
MF1 2020-FL4 Ltd., “A”, FLR, 6.376% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)	1,047,125	1,047,154
MF1 2021-FL5 Ltd., “AS”, FLR, 5.876% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	985,000	954,167
MF1 2021-FL5 Ltd., “B”, FLR, 6.126% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	1,241,000	1,200,066
MF1 2022-FL8 Ltd., “A”, FLR, 5.784% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)	1,430,921	1,411,586
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.831%, 12/15/2051 (i)	9,705,960	345,520
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.295%, 5/15/2054 (i)	2,693,080	183,312
Palmer Square Loan Funding 2020-1A Ltd., “A2”, FLR, 6.025% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	1,308,942	1,295,184
PFP III 2021-7 Ltd., “AS”, FLR, 5.738% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	1,383,931	1,320,626
PFP III 2021-8 Ltd., “A”, FLR, 5.59% (LIBOR - 1mo. + 1%), 8/09/2037 (n)	692,161	672,126

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
PFP III 2021-8 Ltd., “AS”, FLR, 5.84% (LIBOR - 1mo. + 1.25%), 8/09/2037 (n)	$1,010,000	$954,310
ReadyCap Commercial Mortgage Trust, 2021-FL5, “A”, FLR, 5.617% (LIBOR - 1mo. + 1%), 4/25/2038 (n)	535,207	519,619
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 5.817% (LIBOR - 1mo. + 1.2%), 11/25/2036 (n)	353,699	343,319
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 6.117% (LIBOR - 1mo. + 1.5%), 11/25/2036 (n)	109,000	106,275
Santander Drive Auto Receivables Trust, 2022-5, “A2”, 3.98%, 1/15/2025	406,862	405,597
Santander Drive Auto Receivables Trust, 2022-6, “A2”, 4.37%, 5/15/2025	157,593	157,098
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 1.058%, 1/15/2052 (i)(n)	5,197,209	211,775
Westlake Automobile Receivable Trust, 2023-1A, “A2B”, FLR, 5.251% (SOFR - 1mo. + 0.85%), 6/15/2026 (n)	187,000	187,007
Westlake Automobile Receivables Trust, 2022-3A, “A2”, 5.24%, 7/15/2025 (n)	850,000	847,870
		$25,388,200
Automotive – 0.1%
Hyundai Capital America, 1.8%, 1/10/2028 (n)	$852,000	$714,248
Hyundai Capital America, 6.375%, 4/08/2030 (n)	851,000	878,095
		$1,592,343
Broadcasting – 0.5%
Activision Blizzard, Inc., 2.5%, 9/15/2050	$1,594,000	$993,936
Discovery Communications LLC, 3.625%, 5/15/2030	2,384,000	2,040,124
Discovery Communications LLC, 4%, 9/15/2055	1,082,000	699,650
Prosus N.V., 4.193%, 1/19/2032 (n)	881,000	724,220
Prosus N.V., 4.027%, 8/03/2050 (n)	1,149,000	726,729
Prosus N.V., 3.832%, 2/08/2051 (n)	1,016,000	615,376
Walt Disney Co., 3.35%, 3/24/2025	2,391,000	2,310,170
Walt Disney Co., 3.5%, 5/13/2040	2,155,000	1,741,483
Walt Disney Co., 3.8%, 5/13/2060	1,364,000	1,067,397
Warnermedia Holdings, Inc., 4.279%, 3/15/2032 (n)	2,105,000	1,817,270
Warnermedia Holdings, Inc., 5.391%, 3/15/2062 (n)	882,000	687,969
		$13,424,324

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – 0.2%
Brookfield Finance, Inc., 2.34%, 1/30/2032		$1,462,000	$1,144,653
Intercontinental Exchange, Inc., 1.85%, 9/15/2032		2,958,000	2,213,578
Intercontinental Exchange, Inc., 5.2%, 6/15/2062		1,145,000	1,119,629
			$4,477,860
Building – 0.2%
Fortune Brands Home & Security, Inc., 4%, 3/25/2032		$3,331,000	$2,894,618
GCC S.A.B de C.V., 3.614%, 4/20/2032 (n)		1,646,000	1,371,233
Vulcan Materials Co., 3.5%, 6/01/2030		360,000	319,440
Vulcan Materials Co., 4.5%, 6/15/2047		325,000	277,929
			$4,863,220
Business Services – 0.5%
Equifax, Inc., 3.1%, 5/15/2030		$1,801,000	$1,533,585
Equifax, Inc., 2.35%, 9/15/2031		1,098,000	865,393
Equinix, Inc., 2.5%, 5/15/2031		2,649,000	2,121,156
Fiserv, Inc., 4.4%, 7/01/2049		1,953,000	1,578,996
Mastercard, Inc., 3.85%, 3/26/2050		1,013,000	853,204
Visa, Inc., 2.05%, 4/15/2030		3,932,000	3,323,089
Visa, Inc., 2.7%, 4/15/2040		1,818,000	1,361,998
Visa, Inc., 2%, 8/15/2050		1,791,000	1,062,111
			$12,699,532
Cable TV – 0.3%
Cable Onda S.A., 4.5%, 1/30/2030 (n)		$1,326,000	$1,080,690
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		1,092,000	1,048,185
Comcast Corp., 1.5%, 2/15/2031		3,070,000	2,370,470
Comcast Corp., 3.75%, 4/01/2040		1,245,000	1,019,659
Liberty Costa Rica Senior Secured Finance, 10.875%, 1/15/2031 (n)		1,588,000	1,498,858
United Group B.V., 4.625%, 8/15/2028 (n)	EUR	367,000	307,629
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028 (n)		$1,273,000	899,807
			$8,225,298
Chemicals – 0.1%
RPM International, Inc., 4.55%, 3/01/2029		$1,380,000	$1,276,925
RPM International, Inc., 4.25%, 1/15/2048		110,000	82,941
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		1,455,000	1,213,106
			$2,572,972

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Computer Software – 0.3%
Cisco Systems, Inc., 5.5%, 1/15/2040	$745,000	$783,064
Microsoft Corp., 2.525%, 6/01/2050	7,093,000	4,736,702
Oracle Corp., 5.55%, 2/06/2053	1,130,000	1,035,455
VeriSign, Inc., 4.75%, 7/15/2027	2,180,000	2,113,624
		$8,668,845
Computer Software - Systems – 0.3%
Apple, Inc., 2.05%, 9/11/2026	$3,416,000	$3,110,510
Apple, Inc., 1.7%, 8/05/2031	3,997,000	3,180,714
Apple, Inc., 2.65%, 5/11/2050	2,850,000	1,913,801
		$8,205,025
Conglomerates – 0.3%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)	$1,187,000	$1,087,407
Otis Worldwide Corp., 2.565%, 2/15/2030	101,000	85,102
Regal Rexnord Corp., 6.05%, 4/15/2028 (n)	1,114,000	1,089,279
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)	955,000	934,356
Regal Rexnord Corp., 6.4%, 4/15/2033 (n)	1,392,000	1,369,688
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	3,268,000	3,153,675
		$7,719,507
Construction – 0.1%
Seazen Group Ltd., 4.45%, 7/13/2025	$1,614,000	$1,226,640
Consumer Products – 0.1%
Hasbro, Inc., 3.9%, 11/19/2029	$1,181,000	$1,041,142
Mattel, Inc., 3.75%, 4/01/2029 (n)	1,163,000	1,005,995
		$2,047,137
Consumer Services – 0.2%
Booking Holdings, Inc., 3.55%, 3/15/2028	$1,755,000	$1,645,157
Booking Holdings, Inc., 4.625%, 4/13/2030	876,000	851,151
Conservation Fund, 3.474%, 12/15/2029	1,031,000	878,418
Meituan, 3.05%, 10/28/2030 (n)	1,511,000	1,161,536
Meituan, 3.05%, 10/28/2030	1,024,000	787,169
		$5,323,431
Containers – 0.1%
San Miguel Industrias PET S.A., 3.5%, 8/02/2028 (n)	$2,000,000	$1,660,000
Electrical Equipment – 0.1%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$3,044,000	$2,788,269

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Electronics – 0.3%
Broadcom, Inc., 3.187%, 11/15/2036 (n)		$1,648,000	$1,193,366
Lam Research Corp., 1.9%, 6/15/2030		988,000	804,529
Lam Research Corp., 4.875%, 3/15/2049		795,000	751,124
NXP B.V./NXP Funding LLC/NXP USA, Inc., 3.125%, 2/15/2042		767,000	517,119
Qualcomm, Inc., 3.25%, 5/20/2027		876,000	823,937
SK Hynix, Inc., 6.375%, 1/17/2028 (n)		1,259,000	1,239,663
TSMC Arizona Corp., 3.875%, 4/22/2027		834,000	800,824
TSMC Arizona Corp., 3.125%, 10/25/2041		1,658,000	1,294,314
			$7,424,876
Emerging Market Quasi-Sovereign – 3.0%
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047		$870,000	$792,788
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 5.125%, 8/11/2061 (n)		530,000	415,300
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)		281,000	263,649
Autoridad del Canal de Panama, 4.95%, 7/29/2035		1,220,000	1,144,667
Bulgarian Energy Holding EAD, 2.45%, 7/22/2028	EUR	1,694,000	1,469,051
China Development Bank Financial Leasing Co. Ltd., 2.875% to 9/28/2025, FLR (CMT - 1yr. + 2.75%) to 9/28/2030		$753,000	700,742
Comision Federal de Electricidad (United Mexican States), 4.688%, 5/15/2029 (n)		932,000	834,140
Comision Federal de Electricidad (United Mexican States), 3.875%, 7/26/2033 (n)		1,391,000	1,053,781
DP World Salaam (United Arab Emirates), 6% to 1/01/2026, FLR (CMT - 5yr. + 5.75%) to 1/01/2031, FLR (CMT - 5yr. + 6.75%) to 1/01/2070		1,464,000	1,454,929
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031		1,263,000	1,036,620
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)		1,694,000	1,372,140
Empresa Nacional del Petroleo, 5.25%, 11/06/2029		624,000	591,864
Empresa Nacional del Petroleo (Republic of Chile), 3.45%, 9/16/2031 (n)		1,391,000	1,142,435
Empresa Nacional del Petroleo (Republic of Chile), 4.5%, 9/14/2047		895,000	686,037
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		1,686,000	1,652,280
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		1,294,000	1,209,890
Eskom Holdings SOC Ltd. (Republic of South Africa), 8.45%, 8/10/2028		845,000	827,221
Export-Import Bank of India, 5.5%, 1/18/2033 (n)		2,154,000	2,107,770

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
Export-Import Bank of Korea, 4.5%, 9/15/2032	$631,000	$614,401
Export-Import Bank of Korea, 5.125%, 1/11/2033	437,000	446,599
Huarong Finance 2017 Co. Ltd. (People's Republic of China), 4.25%, 11/07/2027	1,496,000	1,248,748
Huarong Finance 2017 Co. Ltd. (People's Republic of China), 4.95%, 11/07/2047	1,673,000	1,111,995
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	2,640,000	2,130,401
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025	1,553,000	1,465,721
KazMunayGas National Co., JSC (Republic of Kazakhstan), 3.5%, 4/14/2033	1,039,000	775,894
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.75%, 4/19/2047	1,109,000	884,161
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048	3,964,000	3,324,274
Korea Hydro & Nuclear Power Co. Ltd., 4.25%, 7/27/2027 (n)	2,119,000	2,040,364
MEGlobal Canada ULC (State of Kuwait), 5.875%, 5/18/2030 (n)	591,000	602,541
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.625%, 11/08/2026 (a)(z)	3,111,000	591,090
National Central Cooling Co. PJSC, 2.5%, 10/21/2027	957,000	845,111
NBK SPC Ltd. (State of Kuwait), 1.625% to 9/15/2026, FLR (SOFR - 1 day + 1.05%) to 9/15/2027 (n)	1,664,000	1,468,480
NPC Ukrenergo (Government of Ukraine), 6.875%, 11/09/2028 (a)(n)	905,000	151,757
OCP S.A. (Republic of Madagascar), 6.875%, 4/25/2044	1,263,000	1,149,330
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)	2,245,000	1,619,206
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)	1,210,000	1,178,237
Pertamina PT, 5.625%, 5/20/2043	957,000	887,716
Petroleos Mexicanos, 6.84%, 1/23/2030	1,186,000	991,874
Petroleos Mexicanos, 10%, 2/07/2033 (n)	2,302,000	2,217,747
Petroleos Mexicanos, 6.75%, 9/21/2047	3,572,000	2,322,563
Petroleos Mexicanos, 7.69%, 1/23/2050	6,564,000	4,631,500
Petroleos Mexicanos, 6.95%, 1/28/2060	3,229,000	2,074,901
PETRONAS Capital Ltd. (Federation of Malaysia), 3.404%, 4/28/2061	1,343,000	940,145
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030 (n)	1,228,000	1,054,668
PT Bank Negara Indonesia (Persero) Tbk, 3.75%, 3/30/2026	1,838,000	1,692,029
PT Freeport Indonesia, 5.315%, 4/14/2032 (n)	1,564,000	1,438,428
PT Freeport Indonesia, 6.2%, 4/14/2052 (n)	1,473,000	1,296,186

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
PT Indonesia Asahan Aluminium (Persero), 5.8%, 5/15/2050 (n)		$1,883,000	$1,646,698
Qatar Petroleum, 2.25%, 7/12/2031 (n)		1,397,000	1,147,286
Qatar Petroleum, 3.125%, 7/12/2041 (n)		1,997,000	1,517,520
Qatar Petroleum, 3.3%, 7/12/2051 (n)		1,053,000	767,374
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		1,129,000	1,033,035
SA Global Sukuk Ltd. (Kingdom of Saudi Arabia), 2.694%, 6/17/2031 (n)		593,000	505,918
Saudi Arabian Oil Co., 3.5%, 11/24/2070 (n)		3,601,000	2,364,056
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)		3,049,000	3,111,200
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		3,263,000	3,348,491
State Savings Bank of Ukraine PJSC, 9.375%, 3/10/2023		294,700	212,368
State Savings Bank of Ukraine PJSC, 9.625%, 3/20/2025		533,000	306,901
Sweihan PV Power Co. PJSC, 3.625%, 1/31/2049 (n)		997,920	816,965
T.C. Ziraat Bankasi A.S. (Republic of Turkey), 9.5%, 8/01/2026 (n)		752,000	739,127
Uzbekneftegaz JSC (Republic of Uzbekistan), 4.75%, 11/16/2028 (n)		1,236,000	1,027,116
			$78,495,426
Emerging Market Sovereign – 6.0%
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		$1,396,000	$1,093,975
Arab Republic of Egypt, 7.903%, 2/21/2048 (n)		1,492,000	898,008
Arab Republic of Egypt, 7.903%, 2/21/2048		2,991,000	1,800,229
Arab Republic of Egypt, 8.875%, 5/29/2050 (n)		2,842,000	1,825,212
Arab Republic of Egypt, 7.5%, 2/16/2061 (n)		1,617,000	942,116
Dominican Republic, 6%, 7/19/2028 (n)		1,663,000	1,603,290
Dominican Republic, 5.5%, 2/22/2029 (n)		1,714,000	1,588,168
Dominican Republic, 7.05%, 2/03/2031 (n)		764,000	762,709
Dominican Republic, 4.875%, 9/23/2032 (n)		1,192,000	996,308
Dominican Republic, 6%, 2/22/2033 (n)		2,048,000	1,853,376
Dominican Republic, 5.3%, 1/21/2041 (n)		1,002,000	783,722
Dominican Republic, 5.875%, 1/30/2060 (n)		2,282,000	1,710,345
Dominican Republic, 5.875%, 1/30/2060		2,407,000	1,804,031
Emirate of Sharjah, 6.5%, 11/23/2032 (n)		518,000	521,885
Federal Republic of Nigeria, 6.125%, 9/28/2028 (n)		1,457,000	1,154,498
Federal Republic of Nigeria, 7.375%, 9/28/2033 (n)		1,839,000	1,336,390
Federal Republic of Nigeria, 7.696%, 2/23/2038		969,000	675,219
Federative Republic of Brazil, 4.75%, 1/14/2050		1,053,000	753,131
Government of Ukraine, 7.75%, 9/01/2028 (a)		1,262,000	235,679
Government of Ukraine, 4.375%, 1/27/2030 (a)(n)	EUR	1,074,000	187,435

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Government of Ukraine, 6.876%, 5/21/2031 (a)		$598,000	$100,763
Government of Ukraine, 7.253%, (7.253% cash or 7.253% PIK) 3/15/2035 (a)(p)		3,089,000	524,744
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040 (a)		2,068,000	559,394
Hashemite Kingdom of Jordan, 7.75%, 1/15/2028 (n)		817,000	837,588
Hashemite Kingdom of Jordan, 5.85%, 7/07/2030 (n)		2,432,000	2,191,718
Hashemite Kingdom of Jordan, 7.375%, 10/10/2047		3,663,000	3,199,557
Islamic Republic of Pakistan, 6%, 4/08/2026 (n)		1,550,000	689,750
Islamic Republic of Pakistan, 8.875%, 4/08/2051 (n)		1,504,000	609,625
Kingdom of Saudi Arabia, 4.875%, 7/18/2033 (n)		603,000	593,020
Kingdom of Saudi Arabia, 4.5%, 10/26/2046		2,723,000	2,344,590
Kingdom of Saudi Arabia, 4.625%, 10/04/2047		3,863,000	3,375,296
Kingdom of Saudi Arabia, 5.25%, 1/16/2050		1,032,000	983,969
Kingdom of Saudi Arabia, 3.25%, 11/17/2051 (n)		2,103,000	1,445,981
Kingdom of Saudi Arabia, 5%, 1/18/2053 (n)		872,000	795,700
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	89,988,000	2,090,421
Oriental Republic of Uruguay, 5.75%, 10/28/2034		$1,729,000	1,858,583
Oriental Republic of Uruguay, 4.975%, 4/20/2055		1,300,000	1,239,051
Republic of Angola, 8.75%, 4/14/2032 (n)		1,899,000	1,704,637
Republic of Angola, 9.375%, 5/08/2048		2,905,000	2,470,122
Republic of Angola, 9.125%, 11/26/2049		3,425,000	2,877,000
Republic of Argentina, 3.875%, 1/09/2038		8,097,000	2,832,275
Republic of Argentina, 3.5%, 7/09/2041		11,085,000	3,480,928
Republic of Cameroon, 5.95%, 7/07/2032	EUR	1,136,000	900,019
Republic of Chile, 2.55%, 1/27/2032		$997,000	817,342
Republic of Chile, 4%, 1/31/2052		1,103,000	855,283
Republic of Colombia, 8%, 4/20/2033		1,186,000	1,170,995
Republic of Colombia, 5.2%, 5/15/2049		613,000	405,102
Republic of Costa Rica, 7.158%, 3/12/2045		958,000	928,413
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	1,724,000	1,392,442
Republic of Cote d'Ivoire, 6.875%, 10/17/2040 (n)		2,193,000	1,711,488
Republic of Cote d'Ivoire, 6.625%, 3/22/2048 (n)		602,000	442,276
Republic of Ecuador, 2.5%, 7/31/2035 (n)		$1,794,406	632,451
Republic of Ecuador, 2.5%, 7/31/2035		1,175,000	414,137
Republic of Ecuador, 1.5%, 7/31/2040 (n)		1,683,765	525,919
Republic of Ecuador, 1.5%, 7/31/2040		3,713,000	1,159,745
Republic of Gabon, 7%, 11/24/2031 (n)		1,694,000	1,376,375
Republic of Ghana, 7.75%, 4/07/2029 (a)(n)		982,000	365,795
Republic of Ghana, 7.875%, 2/11/2035 (a)		2,325,000	854,159
Republic of Guatemala, 3.7%, 10/07/2033 (n)		1,018,000	837,345
Republic of Guatemala, 4.65%, 10/07/2041 (n)		808,000	654,927
Republic of Guatemala, 6.125%, 6/01/2050		1,673,000	1,582,682

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Hungary, 6.125%, 5/22/2028 (n)		$951,000	$965,417
Republic of Hungary, 6.25%, 9/22/2032 (n)		1,389,000	1,409,835
Republic of Hungary, 5.5%, 6/16/2034 (n)		2,223,000	2,134,151
Republic of Hungary, 6.75%, 9/25/2052 (n)		1,056,000	1,081,635
Republic of Indonesia, 4.65%, 9/20/2032		1,032,000	1,004,410
Republic of Indonesia, 1.1%, 3/12/2033	EUR	1,082,000	835,298
Republic of Indonesia, 5.125%, 1/15/2045		$816,000	795,681
Republic of Indonesia, 4.35%, 1/11/2048		2,767,000	2,422,608
Republic of Indonesia, 5.45%, 9/20/2052		644,000	638,365
Republic of Indonesia, 5.65%, 1/11/2053		833,000	847,001
Republic of Kazakhstan, 6.5%, 7/21/2045		1,362,000	1,442,086
Republic of Kenya, 8%, 5/22/2032		2,864,000	2,441,045
Republic of Kenya, 8.25%, 2/28/2048		728,000	561,623
Republic of Panama, 3.362%, 6/30/2031 (n)		1,539,000	1,269,675
Republic of Panama, 6.4%, 2/14/2035		1,081,000	1,113,639
Republic of Paraguay, 3.849%, 6/28/2033 (n)		612,000	515,764
Republic of Paraguay, 6.1%, 8/11/2044		1,400,000	1,319,996
Republic of Paraguay, 5.6%, 3/13/2048		2,372,000	2,039,176
Republic of Paraguay, 5.4%, 3/30/2050 (n)		1,944,000	1,627,807
Republic of Peru, 2.783%, 1/23/2031		708,000	582,620
Republic of Peru, 1.862%, 12/01/2032		545,000	394,647
Republic of Philippines, 5.609%, 4/13/2033		701,000	722,360
Republic of Philippines, 5%, 7/17/2033		1,231,000	1,220,497
Republic of Philippines, 5.5%, 1/17/2048		840,000	848,886
Republic of Poland, 5.75%, 11/16/2032		1,038,000	1,086,869
Republic of Romania, 6.625%, 2/17/2028 (n)		1,032,000	1,053,672
Republic of Romania, 1.75%, 7/13/2030 (n)	EUR	1,556,000	1,188,912
Republic of Romania, 2%, 1/28/2032 (n)		1,241,000	913,705
Republic of Romania, 2%, 1/28/2032		1,150,000	846,705
Republic of Romania, 7.125%, 1/17/2033 (n)		$1,186,000	1,240,912
Republic of Romania, 2.625%, 12/02/2040 (n)	EUR	602,000	359,291
Republic of Romania, 2.75%, 4/14/2041 (n)		611,000	369,076
Republic of Senegal, 6.75%, 3/13/2048		$1,061,000	743,782
Republic of Serbia, 6.25%, 5/26/2028 (n)		1,236,000	1,233,034
Republic of Serbia, 6.5%, 9/26/2033 (n)		719,000	698,509
Republic of Serbia, 2.05%, 9/23/2036 (n)	EUR	954,000	587,769
Republic of South Africa, 5.75%, 9/30/2049		$3,173,000	2,308,358
Republic of South Africa, 7.3%, 4/20/2052		2,881,000	2,481,261
Republic of Sri Lanka, 6.125%, 6/03/2025 (a)		4,379,000	1,654,991
Republic of Sri Lanka, 7.55%, 3/28/2030 (a)		2,892,000	1,042,856
Republic of Turkey, 9.875%, 1/15/2028		994,000	1,007,558
Republic of Turkey, 9.375%, 1/19/2033		1,048,000	1,011,404
Republic of Turkey, 5.75%, 5/11/2047		1,220,000	816,348

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
Republic of Zambia, 8.97%, 7/30/2027 (a)(d)		$1,909,000	$857,905
Socialist Republic of Vietnam, 4.8%, 11/19/2024		1,088,000	1,067,924
State of Qatar, 5.103%, 4/23/2048 (n)		1,215,000	1,197,409
State of Qatar, 4.817%, 3/14/2049 (n)		1,236,000	1,174,200
State of Qatar, 4.817%, 3/14/2049		619,000	588,050
State of Qatar, 4.4%, 4/16/2050 (n)		652,000	583,670
Sultanate of Oman, 6.5%, 3/08/2047		2,434,000	2,262,306
Sultanate of Oman, 6.75%, 1/17/2048		4,130,000	3,949,147
Sultanate of Oman, 7%, 1/25/2051 (n)		3,249,000	3,202,422
Sultanate of Oman, 7%, 1/25/2051		3,459,000	3,409,412
United Arab Emirates, 4.951%, 7/07/2052 (n)		2,155,000	2,088,540
United Mexican States, 5.75%, 3/05/2026	MXN	17,400,000	837,918
United Mexican States, 7.5%, 6/03/2027		16,400,000	826,727
United Mexican States, 5.4%, 2/09/2028		$634,000	636,196
United Mexican States, 7.75%, 5/29/2031	MXN	24,900,000	1,244,775
United Mexican States, 4.875%, 5/19/2033		$1,282,000	1,189,892
United Mexican States, 3.5%, 2/12/2034		1,435,000	1,168,741
United Mexican States, 4.28%, 8/14/2041		972,000	774,250
United Mexican States, 4.5%, 1/31/2050		2,754,000	2,157,740
United Mexican States, 4.4%, 2/12/2052		1,036,000	784,434
			$155,238,225
Energy - Independent – 0.8%
Energean PLC, 6.5%, 4/30/2027 (n)		$1,565,000	$1,439,293
EQT Corp., 3.625%, 5/15/2031 (n)		2,977,000	2,498,447
Hess Corp., 5.8%, 4/01/2047		2,385,000	2,254,567
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		2,841,000	2,649,165
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		1,146,000	1,050,077
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028 (n)		1,636,000	1,487,436
Pioneer Natural Resources Co., 1.9%, 8/15/2030		2,149,000	1,674,789
Sierracol Energy Andina LLC, 6%, 6/15/2028 (n)		1,240,000	970,662
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		2,119,000	1,866,415
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)		4,736,000	3,572,128
			$19,462,979
Energy - Integrated – 0.2%
BP Capital Markets America, Inc., 1.749%, 8/10/2030		$1,672,000	$1,338,774
BP Capital Markets America, Inc., 4.812%, 2/13/2033		1,140,000	1,119,777
BP Capital Markets America, Inc., 3.001%, 3/17/2052		1,301,000	873,520
Eni S.p.A., 4.75%, 9/12/2028 (n)		1,818,000	1,771,782

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Energy - Integrated – continued
Eni S.p.A., 4.25%, 5/09/2029 (n)	$976,000	$899,808
		$6,003,661
Financial Institutions – 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$1,425,000	$1,290,612
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	2,323,000	1,858,953
Air Lease Corp., 2.875%, 1/15/2032	1,362,000	1,069,241
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	909,000	843,548
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	855,000	795,394
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	1,636,000	1,366,006
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)	2,255,000	2,215,537
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)	2,049,000	1,982,407
Sunac China Holdings Ltd., 7.5%, 2/01/2024 (a)(d)	1,792,000	469,585
Times China Holdings Ltd., 6.75%, 7/08/2025 (a)	1,256,000	200,105
		$12,091,388
Food & Beverages – 0.9%
Agrosuper S.A., 4.6%, 1/20/2032 (n)	$610,000	$519,964
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	2,533,000	2,548,606
Aragvi Finance International DAC, 8.45%, 4/29/2026 (n)	1,588,000	1,124,368
Bacardi Ltd., 5.15%, 5/15/2038 (n)	1,036,000	963,184
Central America Bottling Co., 5.25%, 4/27/2029 (n)	2,121,000	1,952,635
Compania Cervecerias Unidas S.A., 3.35%, 1/19/2032 (n)	1,439,000	1,192,211
Constellation Brands, Inc., 2.25%, 8/01/2031	1,839,000	1,447,942
Constellation Brands, Inc., 4.1%, 2/15/2048	3,081,000	2,430,107
Grupo Bimbo S.A.B. de C.V., 5.95% to 7/17/2023, FLR (CMT - 5yr. + 3.28%) to 7/17/2028, FLR (CMT - 5yr. + 3.53%) to 7/17/2043, FLR (CMT - 5yr. + 4.28%) to 7/17/2171	1,248,000	1,244,980
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3%, 2/02/2029 (n)	1,065,000	885,711
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.625%, 1/15/2032 (n)	1,557,000	1,247,188
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/01/2033 (n)	894,000	833,852
Kraft Heinz Foods Co., 4.875%, 10/01/2049	816,000	719,340
Kraft Heinz Foods Co., 5.5%, 6/01/2050	1,419,000	1,360,715
PT Indofood CBP Sukses Makmur Tbk, 3.398%, 6/09/2031	1,243,000	1,018,098
PT Indofood CBP Sukses Makmur Tbk, 4.805%, 4/27/2052	1,637,000	1,198,406
SYSCO Corp., 2.45%, 12/14/2031	2,369,000	1,905,948
SYSCO Corp., 4.45%, 3/15/2048	1,219,000	1,006,493
		$23,599,748

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – 0.2%
GENM Capital Labuan Ltd., 3.882%, 4/19/2031 (n)	$803,000	$623,495
Marriott International, Inc., 2.85%, 4/15/2031	2,566,000	2,116,473
Marriott International, Inc., 3.5%, 10/15/2032	2,052,000	1,737,015
VICI Properties LP / VICI Note Co., Inc., 4.25%, 12/01/2026 (n)	264,000	244,821
VICI Properties LP, REIT, 4.75%, 2/15/2028	1,316,000	1,241,422
		$5,963,226
Industrial – 0.1%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027	$798,000	$788,663
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)	627,000	612,690
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	230,000	219,499
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	285,000	264,306
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050	2,127,000	1,383,510
		$3,268,668
Insurance – 0.3%
AIA Group Ltd., 5.625%, 10/25/2027 (n)	$896,000	$917,112
Corebridge Financial, Inc., 3.9%, 4/05/2032 (n)	2,080,000	1,820,024
Corebridge Financial, Inc., 4.35%, 4/05/2042 (n)	2,580,000	2,126,578
Equitable Holdings, Inc., 5.594%, 1/11/2033	2,538,000	2,516,259
		$7,379,973
Insurance - Health – 0.3%
Humana, Inc., 2.15%, 2/03/2032	$1,951,000	$1,506,239
Humana, Inc., 4.95%, 10/01/2044	2,242,000	2,010,009
Humana, Inc., 5.5%, 3/15/2053	269,000	259,753
UnitedHealth Group, Inc., 5.3%, 2/15/2030	1,215,000	1,232,891
UnitedHealth Group, Inc., 2.3%, 5/15/2031	1,986,000	1,637,016
UnitedHealth Group, Inc., 4.625%, 7/15/2035	444,000	425,358
UnitedHealth Group, Inc., 5.875%, 2/15/2053	971,000	1,047,429
		$8,118,695
Insurance - Property & Casualty – 0.2%
Aon Corp./Aon Global Holdings PLC, 2.05%, 8/23/2031	$3,843,000	$3,019,508
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031	187,000	152,400
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032 (n)	3,206,000	3,047,695
		$6,219,603

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – 0.0%
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	$1,158,000	$888,929
International Market Sovereign – 0.2%
Government of Bermuda, 5%, 7/15/2032 (n)	$3,115,000	$3,028,667
Government of Bermuda, 3.375%, 8/20/2050 (n)	2,322,000	1,602,191
		$4,630,858
Machinery & Tools – 0.2%
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	$1,339,000	$1,283,074
CNH Industrial N.V., 3.85%, 11/15/2027	3,018,000	2,860,605
		$4,143,679
Major Banks – 3.6%
Australia and New Zealand Banking Group Ltd., 2.57% to 11/25/2030, FLR (CMT - 5yr. + 1.7%) to 11/25/2035 (n)	$2,249,000	$1,715,041
Banco Mercantil del Norte S.A., 6.625% to 1/24/2032, FLR (CMT - 10yr. + 5.034%) to 1/24/2171	1,055,000	906,772
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	3,238,000	3,099,491
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	3,227,000	2,937,163
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	505,000	416,436
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	4,771,000	3,869,445
Bank of New York Mellon Corp., 5.802% to 10/25/2027, FLR (SOFR - 1 day + 1.802%) to 10/25/2028	1,707,000	1,748,649
Bank of New York Mellon Corp., 5.834% to 10/25/2032, FLR (SOFR - 1 day + 2.074%) to 10/25/2033	1,281,000	1,333,935
Barclays PLC, 2.894% to 11/24/2031, FLR (CMT - 1yr. + 1.3%) to 11/24/2032	3,578,000	2,778,066
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	1,818,000	1,535,315
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	2,351,000	1,657,523
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR - 1 day + 0.89162%) to 1/26/2027 (n)	3,272,000	2,887,827
Goldman Sachs Group, Inc., 2.64% to 2/24/2027, FLR (SOFR - 1 day + 1.114%) to 2/24/2028	3,267,000	2,919,375
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	1,036,000	853,937
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR - 1 day + 1.929%) to 6/04/2026	3,837,000	3,530,951

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR - 1 day + 1.947%) to 8/18/2031	$3,604,000	$2,845,831
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	2,435,000	2,287,690
JPMorgan Chase & Co., 2.545% to 11/08/2031, FLR (SOFR - 1 day + 1.18%) to 11/08/2032	5,987,000	4,786,830
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR - 1 day + 2.46%) to 4/22/2041	2,419,000	1,779,586
Kasikornbank PLC (Hong Kong Branch), 3.343% to 10/02/2026, FLR (CMT - 5yr. + 1.7%) to 10/02/2031	940,000	826,739
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	2,438,000	2,115,291
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	6,270,000	4,937,090
Morgan Stanley, 3.125%, 7/27/2026	4,414,000	4,107,628
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	4,129,000	3,656,110
Morgan Stanley, 3.217% to 4/22/2041, FLR (SOFR - 1 day + 1.485%) to 4/22/2042	2,137,000	1,588,425
National Australia Bank Ltd., 3.347% to 1/12/2032, FLR (CMT - 5yr. + 1.7%) to 1/12/2037 (n)	2,091,000	1,669,974
NatWest Group PLC, 5.847% to 3/02/2026, FLR (CMT - 1yr. + 1.35%) to 3/02/2027	956,000	956,486
NatWest Group PLC, 6.016% to 3/02/2033, FLR (CMT - 1yr. + 2.1%) to 3/02/2034	250,000	250,322
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	3,606,000	3,136,359
Oversea-Chinese Banking Corp. Ltd., 1.832% to 9/10/2025, FLR (CMT - 1yr. + 1.58%) to 9/10/2030 (n)	723,000	654,995
Oversea-Chinese Banking Corp. Ltd., 4.602%, 6/15/2032	671,000	649,349
Royal Bank of Canada, 2.3%, 11/03/2031	4,776,000	3,832,405
Royal Bank of Canada, 5%, 2/01/2033	2,507,000	2,448,903
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	2,461,000	1,877,830
Toronto-Dominion Bank, 4.108%, 6/08/2027	1,725,000	1,653,468
Toronto-Dominion Bank, 4.693%, 9/15/2027	1,665,000	1,628,641
Toronto-Dominion Bank, 2%, 9/10/2031	1,949,000	1,531,657
Toronto-Dominion Bank, 4.456%, 6/08/2032	379,000	356,729
UBS Group AG, 3.179% to 2/11/2042, FLR (CMT - 1yr. + 1.1%) to 2/11/2043 (n)	3,775,000	2,733,210
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	1,750,000	1,578,587
UniCredit S.p.A., 1.982% to 6/03/2026, FLR (CMT - 1yr. + 1.2%) to 6/03/2027 (n)	282,000	245,932

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Wells Fargo & Co., 3.908% to 4/25/2025, FLR (SOFR - 1 day + 1.32%) to 4/25/2026	$1,496,000	$1,442,978
Wells Fargo & Co., 4.54% to 8/15/2025, FLR (SOFR - 1 day + 1.56%) to 8/15/2026	2,350,000	2,293,079
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	2,462,000	2,081,630
		$92,143,680
Medical & Health Technology & Services – 0.5%
Alcon Finance Corp., 2.6%, 5/27/2030 (n)	$1,260,000	$1,059,024
Alcon Finance Corp., 5.375%, 12/06/2032 (n)	507,000	509,019
Alcon, Inc., 2.75%, 9/23/2026 (n)	1,818,000	1,666,340
Becton, Dickinson and Co., 2.823%, 5/20/2030	1,871,000	1,600,510
Becton, Dickinson and Co., 4.298%, 8/22/2032	3,123,000	2,901,589
CVS Health Corp., 5%, 2/20/2026	1,211,000	1,204,332
CVS Health Corp., 5.625%, 2/21/2053	1,126,000	1,089,702
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	1,721,000	1,688,447
Thermo Fisher Scientific, Inc., 2%, 10/15/2031	1,930,000	1,540,850
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	1,197,000	863,816
		$14,123,629
Medical Equipment – 0.1%
Danaher Corp., 2.6%, 10/01/2050	$4,299,000	$2,745,216
Metals & Mining – 0.4%
Anglo American Capital PLC, 4.5%, 3/15/2028 (n)	$1,778,000	$1,682,091
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	3,799,000	3,109,704
Antofagasta PLC, 5.625%, 5/13/2032 (n)	1,059,000	1,025,029
Ero Copper Corp., 6.5%, 2/15/2030 (n)	613,000	515,143
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	1,809,000	1,480,061
Petra Diamonds US$ Treasury PLC, 10.5% (10.5% PIK/9.75% Cash to 6/30/2023), 9.75% Cash to 3/08/2026 (n)(p)	1,694,753	1,624,232
Prumo Participacoes e Investimentos S.A., 7.5%, 12/31/2031	770,268	734,209
		$10,170,469
Midstream – 0.9%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$822,000	$740,262
Enbridge, Inc., 3.4%, 8/01/2051	1,735,000	1,195,186
Energy Transfer LP, 4%, 10/01/2027	893,000	832,490
Energy Transfer LP, 3.75%, 5/15/2030	1,147,000	1,017,538
Energy Transfer Partners LP, 5.15%, 3/15/2045	1,963,000	1,647,343
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	2,330,411	2,147,403

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Galaxy Pipeline Assets Bidco Ltd., 2.625%, 3/31/2036 (n)	$1,010,000	$798,220
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/2040 (n)	1,719,457	1,353,468
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/2040 (n)	1,589,000	1,208,773
Peru LNG, 5.375%, 3/22/2030	1,254,000	1,006,623
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	1,827,000	1,584,144
Plains All American Pipeline LP/PAA Finance Corp., 4.3%, 1/31/2043	1,810,000	1,326,470
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	3,055,000	2,867,798
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	1,798,000	1,684,264
Targa Resources Corp., 4.2%, 2/01/2033	2,118,000	1,844,009
Targa Resources Corp., 4.95%, 4/15/2052	2,512,000	2,009,307
		$23,263,298
Mortgage-Backed – 7.1%
Fannie Mae, 5%, 7/01/2023 - 3/01/2042	$2,688,380	$2,707,302
Fannie Mae, 4.5%, 5/01/2025 - 11/01/2042	1,382,675	1,372,585
Fannie Mae, 3%, 11/01/2028 - 9/01/2046	6,726,605	6,264,851
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	575,436	505,783
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	479,955	45,446
Fannie Mae, 6.5%, 1/01/2033 - 10/01/2037	39,157	40,296
Fannie Mae, 3%, 2/25/2033 (i)	640,190	57,838
Fannie Mae, 5.5%, 5/01/2033 - 5/01/2044	2,557,707	2,614,097
Fannie Mae, 6%, 8/01/2034 - 6/01/2038	134,529	137,917
Fannie Mae, 3.5%, 4/25/2040 - 12/01/2047	2,301,414	2,157,065
Fannie Mae, 4%, 9/01/2040 - 7/01/2043	3,659,598	3,516,727
Fannie Mae, 2%, 10/25/2040 - 5/25/2044	123,281	119,067
Fannie Mae, UMBS, 2.5%, 11/01/2036 - 6/01/2052	31,165,658	26,691,249
Fannie Mae, UMBS, 2%, 5/01/2037 - 9/01/2052	17,277,854	14,444,237
Fannie Mae, UMBS, 1.5%, 2/01/2042 - 7/01/2051	1,541,566	1,194,822
Fannie Mae, UMBS, 5.5%, 5/01/2044 - 11/01/2052	1,423,037	1,433,267
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 7/01/2052	792,168	732,177
Fannie Mae, UMBS, 3%, 7/01/2050 - 11/01/2052	5,831,501	5,144,854
Fannie Mae, UMBS, 4%, 5/01/2052 - 9/01/2052	1,996,619	1,879,750
Fannie Mae, UMBS, 4.5%, 7/01/2052 - 9/01/2052	459,989	444,723
Fannie Mae, UMBS, 5%, 8/01/2052	423,225	416,308
Fannie Mae, UMBS, 6%, 2/01/2053	299,699	314,107
Freddie Mac, 5%, 4/01/2023 - 12/01/2044	1,426,203	1,438,898
Freddie Mac, 0.903%, 4/25/2024 (i)	13,982,360	112,329
Freddie Mac, 0.597%, 7/25/2024 (i)	20,256,383	121,145
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	1,865,875	1,832,720
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	1,266,027	1,217,064
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	3,935,719	3,663,205

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.368%, 3/25/2027 (i)	$2,188,000	$106,406
Freddie Mac, 0.573%, 7/25/2027 (i)	44,591,502	933,095
Freddie Mac, 0.424%, 8/25/2027 (i)	33,679,164	546,034
Freddie Mac, 0.293%, 1/25/2028 (i)	60,603,603	807,543
Freddie Mac, 0.304%, 1/25/2028 (i)	26,067,922	357,668
Freddie Mac, 0.135%, 2/25/2028 (i)	77,912,390	547,896
Freddie Mac, 2.5%, 3/15/2028	86,463	85,759
Freddie Mac, 0.12%, 4/25/2028 (i)	50,265,580	335,352
Freddie Mac, 3%, 6/15/2028 - 10/01/2046	3,718,881	3,384,991
Freddie Mac, 3.78%, 10/25/2028	1,350,000	1,292,351
Freddie Mac, 4.06%, 10/25/2028	2,474,000	2,401,917
Freddie Mac, 1.091%, 7/25/2029 (i)	8,086,674	451,680
Freddie Mac, 1.143%, 8/25/2029 (i)	14,171,676	831,904
Freddie Mac, 1.8%, 4/25/2030 (i)	3,344,437	351,004
Freddie Mac, 1.868%, 4/25/2030 (i)	8,166,315	866,537
Freddie Mac, 1.665%, 5/25/2030 (i)	4,373,949	426,661
Freddie Mac, 1.797%, 5/25/2030 (i)	9,928,903	1,042,029
Freddie Mac, 5.5%, 6/01/2030 - 9/01/2041	851,043	874,213
Freddie Mac, 1.341%, 6/25/2030 (i)	3,957,955	317,538
Freddie Mac, 1.6%, 8/25/2030 (i)	3,506,241	336,626
Freddie Mac, 1.17%, 9/25/2030 (i)	2,193,674	156,925
Freddie Mac, 0.329%, 1/25/2031 (i)	12,719,871	251,684
Freddie Mac, 0.781%, 1/25/2031 (i)	4,987,462	253,154
Freddie Mac, 6%, 8/01/2034 - 10/01/2038	167,574	173,223
Freddie Mac, 5.5%, 2/15/2036 (i)	155,832	25,044
Freddie Mac, 6.5%, 5/01/2037	6,010	6,314
Freddie Mac, 4.5%, 12/15/2040 (i)	47,559	4,123
Freddie Mac, 2.92%, 6/25/2054	1,900,000	1,676,795
Freddie Mac, 2.58%, 6/25/2055	752,286	645,125
Freddie Mac, 3.25%, 11/25/2061	1,473,025	1,333,143
Freddie Mac, UMBS, 2%, 4/01/2037 - 6/01/2052	17,040,010	14,148,267
Freddie Mac, UMBS, 2.5%, 4/01/2037 - 3/01/2052	9,198,610	7,828,321
Freddie Mac, UMBS, 3%, 3/01/2047 - 7/01/2052	6,588,553	5,832,811
Freddie Mac, UMBS, 1.5%, 6/01/2051 - 11/01/2051	64,555	49,951
Freddie Mac, UMBS, 3.5%, 5/01/2052 - 9/01/2052	6,883,233	6,271,444
Freddie Mac, UMBS, 4%, 5/01/2052 - 6/01/2052	1,454,761	1,372,913
Freddie Mac, UMBS, 6%, 10/01/2052	93,436	94,628
Freddie Mac, UMBS, 5.5%, 12/01/2052	597,413	596,792
Freddie Mac, UMBS, 4.5%, 1/01/2053	322,326	310,721
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	134,580	139,051
Ginnie Mae, 4.5%, 7/20/2033 - 12/20/2052	11,161,794	10,875,772
Ginnie Mae, 5.679%, 8/20/2034	405,013	411,897
Ginnie Mae, 4%, 5/16/2039 - 10/20/2052	4,791,017	4,551,193

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, 3.5%, 10/20/2041 (i)	$195,425	$9,515
Ginnie Mae, 3.5%, 12/15/2041 - 11/20/2052	6,155,826	5,723,871
Ginnie Mae, 2.5%, 6/20/2042 - 7/20/2052	9,803,117	8,483,956
Ginnie Mae, 4%, 8/16/2042 (i)	285,110	41,846
Ginnie Mae, 3%, 4/20/2045 - 10/20/2052	7,908,708	7,106,230
Ginnie Mae, 5%, 5/20/2049 - 11/20/2052	3,988	3,989
Ginnie Mae, 2%, 1/20/2052 - 3/20/2052	2,201,127	1,845,453
Ginnie Mae, 0.586%, 2/16/2059 (i)	1,027,371	35,053
Ginnie Mae, TBA, 5%, 3/15/2053 - 4/20/2053	825,000	815,036
Ginnie Mae, TBA, 5.5%, 3/15/2053 - 4/20/2053	2,200,000	2,206,965
Ginnie Mae, TBA, 6%, 3/15/2053	450,000	456,467
UMBS, TBA, 6%, 3/13/2053	1,525,000	1,542,625
UMBS, TBA, 2%, 3/25/2053	1,550,000	1,262,251
UMBS, TBA, 2.5%, 3/25/2053	750,000	635,244
UMBS, TBA, 5.5%, 3/25/2053	600,000	598,969
		$184,693,794
Municipals – 0.2%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 2.746%, 6/01/2034	$855,000	$694,245
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	730,000	670,070
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B-1”, 1.85%, 6/01/2031	155,000	153,690
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	255,000	229,507
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	390,762	370,920
Philadelphia, PA, School District, Taxable, “A”, AGM, 5.995%, 9/01/2030	1,210,000	1,272,712
State of Florida, Taxable, “A”, 2.154%, 7/01/2030	936,000	766,291
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024	210,000	199,526
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	175,000	160,340
		$4,517,301
Natural Gas - Distribution – 0.0%
NiSource, Inc., 5.65%, 2/01/2045	$295,000	$289,406

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Natural Gas - Pipeline – 0.1%
APA Infrastructure Ltd., 5%, 3/23/2035 (n)	$1,605,000	$1,478,138
Network & Telecom – 0.1%
AT&T, Inc., 2.75%, 6/01/2031	$775,000	$640,235
AT&T, Inc., 3.55%, 9/15/2055	633,000	428,796
Total Play Telecomunicaciones S.A. de C.V., 6.375%, 9/20/2028 (n)	1,574,000	1,223,628
		$2,292,659
Oil Services – 0.0%
Acu Petroleo Luxembourg S.à r.l., 7.5%, 1/13/2032 (n)	$625,150	$563,573
MV24 Capital B.V., 6.748%, 6/01/2034	424,824	381,332
		$944,905
Oils – 0.0%
Puma International Financing S.A., 5%, 1/24/2026	$1,210,000	$1,101,099
Other Banks & Diversified Financials – 0.6%
American Express Co., 4.989% to 5/26/2032, FLR (SOFR - 1 day + 2.255%) to 5/26/2033	$2,417,000	$2,316,494
Banco Continental S.A.E.C.A., 2.75%, 12/10/2025 (n)	1,239,000	1,096,515
Banco GNB Sudameris S.A., 7.5% to 4/16/2026, FLR (CMT - 5yr. + 6.66%) to 4/16/2031 (n)	1,456,000	1,214,807
Banco Industrial S.A., 4.875% to 1/29/2026, FLR (CMT - 5yr. + 4.442%) to 1/29/2031 (n)	1,050,000	980,497
Bangkok Bank Public Co. Ltd., 3.466% to 9/23/2031, FLR (CMT - 5yr. + 2.15%) to 9/23/2036 (n)	2,084,000	1,684,584
Bangkok Bank Public Co. Ltd. (Hong Kong), 3.733% to 9/25/2029, FLR (CMT - 5yr. + 1.9%) to 9/25/2034	1,004,000	848,378
BSF Finance, 5.5%, 11/23/2027	800,000	811,000
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)	1,218,000	1,059,355
United Overseas Bank Ltd., 2% to 10/14/2026, FLR (CMT - 5yr. + 1.23%) to 10/14/2031 (n)	1,677,000	1,469,503
United Overseas Bank Ltd., 3.863% to 10/07/2027, FLR (CMT - 5yr. + 1.45%) to 10/07/2032 (n)	934,000	873,473
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024	3,783,000	3,593,850
		$15,948,456
Pharmaceuticals – 0.1%
Amgen, Inc., 5.15%, 3/02/2028	$638,000	$635,476
Amgen, Inc., 5.25%, 3/02/2030	979,000	974,225
AstraZeneca PLC, 1.375%, 8/06/2030	913,000	720,820
Merck & Co., Inc., 2.75%, 12/10/2051	826,000	552,346

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Pharmaceuticals – continued
Pfizer, Inc., 2.55%, 5/28/2040	$826,000	$596,939
		$3,479,806
Pollution Control – 0.1%
Waste Connections, Inc., 4.2%, 1/15/2033	$1,344,000	$1,242,021
Waste Management, Inc., 4.625%, 2/15/2033	1,806,000	1,737,961
		$2,979,982
Railroad & Shipping – 0.0%
Canadian Pacific Railway Co., 3%, 12/02/2041	$323,000	$244,682
Canadian Pacific Railway Co., 3.1%, 12/02/2051	480,000	327,579
		$572,261
Real Estate - Apartment – 0.0%
American Homes 4 Rent LP, REIT, 2.375%, 7/15/2031	$1,118,000	$878,963
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2%, 1/15/2029	$2,124,000	$1,635,021
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	1,544,000	1,162,509
		$2,797,530
Real Estate - Other – 0.1%
EPR Properties, REIT, 3.6%, 11/15/2031	$741,000	$557,635
Lexington Realty Trust Co., 2.7%, 9/15/2030	1,082,000	865,690
Lexington Realty Trust Co., 2.375%, 10/01/2031	474,000	359,429
W.P. Carey, Inc., REIT, 2.45%, 2/01/2032	386,000	305,014
		$2,087,768
Real Estate - Retail – 0.1%
STORE Capital Corp., REIT, 2.75%, 11/18/2030	$2,605,000	$1,967,488
Retailers – 0.3%
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	$936,000	$670,227
Amazon.com, Inc., 3.6%, 4/13/2032	3,809,000	3,487,006
AutoZone, Inc., 4.75%, 8/01/2032	2,321,000	2,214,823
Grupo Axo S.A.P.I. de C.V., 5.75%, 6/08/2026 (n)	1,154,000	1,011,654
Home Depot, Inc., 3.9%, 6/15/2047	1,785,000	1,479,090
		$8,862,800
Specialty Chemicals – 0.1%
Braskem Idesa S.A.P.I., 6.99%, 2/20/2032	$903,000	$628,669
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (n)	414,000	366,675
International Flavors & Fragrances, Inc., 1.832%, 10/15/2027 (n)	417,000	349,119

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Specialty Chemicals – continued
International Flavors & Fragrances, Inc., 2.3%, 11/01/2030 (n)	$1,606,000	$1,240,003
International Flavors & Fragrances, Inc., 3.268%, 11/15/2040 (n)	1,208,000	828,369
		$3,412,835
Specialty Stores – 0.1%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$910,000	$718,750
DICK'S Sporting Goods, 4.1%, 1/15/2052	2,272,000	1,508,409
		$2,227,159
Telecommunications - Wireless – 0.6%
Crown Castle, Inc., REIT, 4.45%, 2/15/2026	$1,267,000	$1,231,919
Crown Castle, Inc., REIT, 3.7%, 6/15/2026	2,254,000	2,133,712
Millicom International Cellular S.A., 4.5%, 4/27/2031 (n)	737,000	595,127
Rogers Communications, Inc., 3.8%, 3/15/2032 (n)	764,000	667,338
Rogers Communications, Inc., 4.5%, 3/15/2042 (n)	2,401,000	1,968,345
Rogers Communications, Inc., 3.7%, 11/15/2049	1,709,000	1,204,802
Sitios Latinoamerica, S.A.B. de C.V., 5.375%, 4/04/2032	879,000	777,475
Telefonica Celular del Paraguay S.A., 5.875%, 4/15/2027	1,203,000	1,087,109
T-Mobile USA, Inc., 3.5%, 4/15/2025	2,182,000	2,090,054
VEON Holdings B.V., 4%, 4/09/2025 (n)	1,444,000	1,198,520
Vodafone Group PLC, 5.625%, 2/10/2053	1,305,000	1,253,872
		$14,208,273
Tobacco – 0.1%
Philip Morris International, Inc., 5.625%, 11/17/2029	$605,000	$613,031
Philip Morris International, Inc., 5.125%, 2/15/2030	1,467,000	1,435,999
		$2,049,030
Transportation – 0.0%
Hidrovias International Finance S.à r.l., 4.95%, 2/08/2031	$1,410,000	$994,871
Transportation - Services – 0.3%
Adani Ports & Special Economic Zone Ltd., 5%, 8/02/2041 (n)	$1,694,000	$1,079,925
Cliffton Ltd., 6.25%, 10/25/2025 (n)	2,561,000	2,439,737
ERAC USA Finance LLC, 3.3%, 12/01/2026	2,463,000	2,271,472
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/2027	420,000	364,560
ICTSI Treasury B.V., 3.5%, 11/16/2031	1,309,000	1,088,628
Royal Capital B.V., 5% to 5/05/2026, FLR (CMT - 5yr. + 7.396%) to 7/31/2070	914,000	880,200
		$8,124,522

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 5.16%, 2/01/2028	$14,560	$14,027
Small Business Administration, 2.21%, 2/01/2033	87,239	78,241
Small Business Administration, 2.22%, 3/01/2033	143,424	129,188
Small Business Administration, 3.15%, 7/01/2033	178,087	166,774
Small Business Administration, 3.16%, 8/01/2033	213,829	200,988
Small Business Administration, 3.62%, 9/01/2033	158,712	151,432
		$740,650
U.S. Treasury Obligations – 5.3%
U.S. Treasury Bonds, 6.375%, 8/15/2027	$106,000	$114,894
U.S. Treasury Bonds, 5.25%, 2/15/2029	2,965,000	3,132,592
U.S. Treasury Bonds, 1.125%, 8/15/2040	4,402,000	2,772,400
U.S. Treasury Bonds, 1.375%, 11/15/2040	5,929,000	3,895,770
U.S. Treasury Bonds, 2.375%, 2/15/2042	6,879,000	5,294,949
U.S. Treasury Bonds, 2.875%, 5/15/2043	6,853,400	5,669,582
U.S. Treasury Bonds, 2.5%, 2/15/2046	3,581,000	2,721,420
U.S. Treasury Bonds, 2.875%, 11/15/2046 (f)	7,328,000	5,970,889
U.S. Treasury Bonds, 2.875%, 5/15/2052	2,359,000	1,931,708
U.S. Treasury Notes, 0.125%, 7/15/2023	2,180,000	2,140,147
U.S. Treasury Notes, 2.5%, 8/15/2023	7,225,000	7,142,025
U.S. Treasury Notes, 0.375%, 10/31/2023	11,653,300	11,295,507
U.S. Treasury Notes, 0.875%, 1/31/2024	7,753,600	7,458,903
U.S. Treasury Notes, 2.75%, 2/15/2024	7,855,000	7,678,876
U.S. Treasury Notes, 2.5%, 5/15/2024	4,680,000	4,536,127
U.S. Treasury Notes, 3%, 6/30/2024	12,564,000	12,224,379
U.S. Treasury Notes, 4.25%, 12/31/2024	2,160,000	2,135,784
U.S. Treasury Notes, 2.625%, 4/15/2025	6,492,000	6,212,540
U.S. Treasury Notes, 0.875%, 9/30/2026	5,600,000	4,953,813
U.S. Treasury Notes, 2.25%, 8/15/2027	8,936,000	8,214,837
U.S. Treasury Notes, 2.375%, 5/15/2029	8,149,500	7,374,661
U.S. Treasury Notes, 1.625%, 5/15/2031	4,940,000	4,153,074
U.S. Treasury Notes, 1.875%, 2/15/2032	7,500,000	6,353,613
U.S. Treasury Notes, 2.75%, 8/15/2032	12,028,000	10,930,445
U.S. Treasury Notes, 3.25%, 5/15/2042	1,714,000	1,514,948
		$135,823,883
Utilities - Electric Power – 2.3%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)	$1,238,000	$1,166,815
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)	2,640,625	1,840,783
AES Gener S.A., 7.125% to 7/06/2024, FLR (Swap Rate - 5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate - 5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate - 5yr. + 5.644%) to 3/26/2079	1,018,000	969,677

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)	$1,885,000	$1,755,725
AES Panama Generation Holdings SRL, 4.375%, 5/31/2030 (n)	675,000	589,950
Alabama Power Co., 3.45%, 10/01/2049	2,366,000	1,727,881
Alfa Desarrollo S.p.A., 4.55%, 9/27/2051 (n)	1,027,242	752,968
American Electric Power Co., Inc., 2.3%, 3/01/2030	1,879,000	1,527,598
American Electric Power Co., Inc., 5.625%, 3/01/2033	300,000	299,835
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)	305,000	249,934
Azure Power Energy Ltd., 3.575%, 8/19/2026 (n)	1,054,327	801,289
CenterPoint Energy, Inc., 2.65%, 6/01/2031	936,000	767,469
Clean Renewable Power (Mauritius) Pte. Ltd., 4.25%, 3/25/2027 (n)	1,475,475	1,266,954
Duke Energy Carolinas LLC, 2.85%, 3/15/2032	3,193,000	2,675,715
Duke Energy Corp., 3.3%, 6/15/2041	2,356,000	1,708,924
Electricidad Firme de Mexico, 4.9%, 11/20/2026 (n)	967,000	867,999
Empresa Generadora de Electricidad Haina S.A., 5.625%, 11/08/2028 (n)	1,095,000	947,284
Enel Finance International N.V., 4.625%, 6/15/2027 (n)	1,080,000	1,036,749
Enel Finance International N.V., 2.25%, 7/12/2031 (n)	662,000	498,907
Enel Finance International N.V., 7.75%, 10/14/2052 (n)	1,023,000	1,155,791
Energuate Trust, 5.875%, 5/03/2027	1,613,000	1,501,573
EnfraGen Energia Sur S.A., 5.375%, 12/30/2030 (n)	1,426,000	911,656
Evergy, Inc., 2.9%, 9/15/2029	2,162,000	1,850,433
FirstEnergy Corp., 2.65%, 3/01/2030	1,863,000	1,544,911
Florida Power & Light Co., 2.85%, 4/01/2025	3,623,000	3,468,478
Florida Power & Light Co., 3.95%, 3/01/2048	1,629,000	1,332,091
Georgia Power Co., 4.7%, 5/15/2032	2,379,000	2,262,190
Georgia Power Co., 5.125%, 5/15/2052	1,101,000	1,027,876
Greenko Dutch B.V. (Republic of India), 3.85%, 3/29/2026 (n)	1,139,315	1,003,053
Greenko Wind Projects (Mauritius) Ltd., 5.5%, 4/06/2025 (n)	1,322,000	1,242,474
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)	1,219,000	1,090,315
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	3,045,000	2,486,295
Mercury Chile Holdco LLC, 6.5%, 1/24/2027 (n)	1,039,000	992,245
NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/2025	848,000	853,164
NextEra Energy Capital Holdings, Inc., 2.44%, 1/15/2032	1,197,000	947,988
NextEra Energy Capital Holdings, Inc., 3.8% to 3/15/2027, FLR (CMT - 5yr. + 2.547%) to 3/15/2082	1,583,000	1,352,777
Pacific Gas & Electric Co., 3.25%, 2/16/2024	654,000	639,477
Pacific Gas & Electric Co., 2.5%, 2/01/2031	1,645,000	1,282,004

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)	$1,249,000	$1,033,391
Southern California Edison Co., 4.5%, 9/01/2040	454,000	389,327
Southern California Edison Co., 3.65%, 2/01/2050	1,318,000	968,221
Star Energy Geothermal (Salak-Darajat) B.V., 4.85%, 10/14/2038 (n)	1,119,000	959,878
TermoCandelaria Power Ltd., 7.875%, 1/30/2029 (n)	1,043,150	933,619
Transelec S.A., 3.875%, 1/12/2029 (n)	1,886,000	1,712,317
Virginia Electric & Power Co., 2.875%, 7/15/2029	2,899,000	2,538,314
Xcel Energy, Inc., 4.6%, 6/01/2032	1,907,000	1,808,292
		$58,740,606
Utilities - Water – 0.1%
Aegea Finance S.à r.l., 6.75%, 5/20/2029 (n)	$1,634,000	$1,536,503
Total Bonds (Identified Cost, $1,200,189,488)		$1,068,945,790
Common Stocks – 29.4%
Aerospace & Defense – 0.5%
General Dynamics Corp.	59,124	$13,474,951
Alcoholic Beverages – 0.1%
Kirin Holdings Co. Ltd.	260,400	$3,899,641
Apparel Manufacturers – 0.1%
Compagnie Financiere Richemont S.A.	17,548	$2,641,006
Automotive – 0.3%
Magna International, Inc.	86,224	$4,805,669
Stellantis N.V.	169,566	2,968,959
		$7,774,628
Biotechnology – 0.2%
Biogen, Inc. (a)	4,642	$1,252,690
Gilead Sciences, Inc.	42,406	3,414,955
		$4,667,645
Broadcasting – 0.3%
Omnicom Group, Inc.	93,596	$8,476,990
Business Services – 0.1%
Amdocs Ltd.	40,946	$3,751,063
Cable TV – 0.3%
Comcast Corp., “A”	219,149	$8,145,768

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 0.0%
Nutrien Ltd.	15,734	$1,225,972
Computer Software – 0.3%
Microsoft Corp.	27,448	$6,846,080
Computer Software - Systems – 0.7%
Hitachi Ltd.	67,700	$3,425,897
Hon Hai Precision Industry Co. Ltd.	1,464,000	4,852,853
Lenovo Group Ltd.	2,860,000	2,565,088
Samsung Electronics Co. Ltd.	77,564	3,552,147
Seagate Technology Holdings PLC	41,706	2,692,539
		$17,088,524
Construction – 1.7%
American Homes 4 Rent, “A”, REIT	302,750	$9,391,305
Anhui Conch Cement Co. Ltd.	660,500	2,423,421
AvalonBay Communities, Inc., REIT	90,803	15,665,333
Essex Property Trust, Inc., REIT	69,111	15,761,455
ICA Tenedora S.A. de C.V. (a)(u)	560,019	520,336
		$43,761,850
Consumer Products – 0.8%
Colgate-Palmolive Co.	111,832	$8,197,286
Kimberly-Clark Corp.	91,168	11,400,558
		$19,597,844
Electronics – 0.7%
Novatek Microelectronics Corp.	179,000	$2,376,418
Texas Instruments, Inc.	95,117	16,307,810
		$18,684,228
Energy - Independent – 0.2%
Coterra Energy, Inc.	116,003	$2,896,595
Valero Energy Corp.	20,850	2,746,571
		$5,643,166
Energy - Integrated – 1.1%
China Petroleum & Chemical Corp.	15,606,000	$7,972,592
Eni S.p.A.	416,711	5,891,134
Exxon Mobil Corp.	50,479	5,548,147
LUKOIL PJSC (a)(u)	17,902	0
Suncor Energy, Inc.	47,375	1,592,245
TotalEnergies SE	114,567	7,097,367
		$28,101,485

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 1.1%
Archer Daniels Midland Co.	56,003	$4,457,839
Coca-Cola FEMSA S.A.B. de C.V.	26,888	1,936,205
General Mills, Inc.	179,421	14,265,763
J.M. Smucker Co.	45,682	6,755,911
		$27,415,718
Food & Drug Stores – 0.5%
Albertsons Cos., Inc., “A”	125,226	$2,489,493
BIM Birlesik Magazalar A.S.	661,520	4,774,433
Tesco PLC	1,827,240	5,604,634
		$12,868,560
Forest & Paper Products – 0.9%
Rayonier, Inc., REIT	304,489	$10,224,740
Weyerhaeuser Co., REIT	397,163	12,411,344
		$22,636,084
Health Maintenance Organizations – 0.1%
Cigna Group	6,890	$2,012,569
Insurance – 1.4%
Equitable Holdings, Inc.	239,352	$7,520,440
Hartford Financial Services Group, Inc.	41,226	3,227,171
Manulife Financial Corp. (l)	600,687	11,877,270
MetLife, Inc.	84,553	6,064,987
Samsung Fire & Marine Insurance Co. Ltd.	26,456	4,288,541
Zurich Insurance Group AG	9,604	4,551,920
		$37,530,329
Leisure & Toys – 0.1%
Nintendo Co. Ltd.	44,700	$1,682,221
Machinery & Tools – 0.4%
GEA Group AG	40,003	$1,760,991
Timken Co.	15,134	1,293,200
Volvo Group	357,879	7,172,623
		$10,226,814
Major Banks – 1.3%
BNP Paribas	165,326	$11,567,340
DBS Group Holdings Ltd.	571,400	14,479,393
Erste Group Bank AG	48,581	1,910,462
Regions Financial Corp.	196,077	4,572,516
State Street Corp.	24,984	2,215,581
		$34,745,292

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 0.7%
Encompass Health Corp.	204,861	$11,578,744
McKesson Corp.	21,598	7,555,196
		$19,133,940
Metals & Mining – 1.0%
Fortescue Metals Group Ltd.	48,174	$693,708
Glencore PLC	367,142	2,187,549
Rio Tinto PLC	226,719	15,577,135
United States Steel Corp.	76,274	2,336,273
Vale S.A.	354,600	5,778,772
		$26,573,437
Natural Gas - Pipeline – 0.0%
Plains GP Holdings LP	91,467	$1,272,306
Network & Telecom – 1.1%
Equinix, Inc., REIT	42,056	$28,945,883
Other Banks & Diversified Financials – 0.3%
China Construction Bank Corp.	3,939,000	$2,408,745
KB Financial Group, Inc.	31,508	1,221,508
Sberbank of Russia PJSC (a)(u)	1,738,404	0
SLM Corp.	201,920	2,903,609
		$6,533,862
Pharmaceuticals – 2.8%
Bayer AG	105,643	$6,289,766
Johnson & Johnson	84,313	12,921,810
Merck & Co., Inc.	212,528	22,578,975
Novartis AG	31,122	2,619,687
Organon & Co.	269,146	6,591,386
Pfizer, Inc.	96,932	3,932,531
Roche Holding AG	50,514	14,577,380
Sanofi	34,365	3,230,961
		$72,742,496
Printing & Publishing – 0.1%
Lamar Advertising Co., REIT	15,252	$1,594,749
Railroad & Shipping – 0.1%
A.P. Moller-Maersk A/S	439	$1,023,723
Orient Overseas International Ltd.	44,000	706,296
		$1,730,019

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 7.1%
Alexandria Real Estate Equities, Inc., REIT	87,600	$13,120,728
Brixmor Property Group, Inc., REIT	631,050	14,286,972
Douglas Emmett, Inc., REIT	159,516	2,253,961
Equity Lifestyle Properties, Inc., REIT	237,766	16,289,349
Extra Space Storage, Inc., REIT	115,599	19,033,375
Farmland Partners, Inc., REIT	184,951	1,982,675
National Retail Properties, Inc., REIT	350,070	15,865,172
Phillips Edison & Co., REIT	365,990	12,476,599
Prologis, Inc., REIT	262,579	32,402,249
Simon Property Group, Inc., REIT	224,646	27,427,030
Sun Communities, Inc., REIT	108,533	15,535,414
Urban Edge Properties, REIT	755,035	11,627,539
W.P. Carey, Inc., REIT	30,750	2,495,670
		$184,796,733
Restaurants – 0.2%
Darden Restaurants, Inc.	11,451	$1,637,378
Sodexo	21,185	1,966,023
Texas Roadhouse, Inc.	19,218	1,951,396
		$5,554,797
Specialty Chemicals – 0.1%
Chemours Co.	43,331	$1,481,054
Telecommunications - Wireless – 1.2%
American Tower Corp., REIT	23,521	$4,657,393
KDDI Corp.	415,800	12,172,735
PT Telekom Indonesia	6,853,600	1,743,736
SBA Communications Corp., REIT	44,640	11,577,384
		$30,151,248
Telephone Services – 0.2%
France Telecom	265,033	$3,025,272
Hellenic Telecommunications Organization S.A.	228,432	3,508,214
		$6,533,486
Tobacco – 0.6%
British American Tobacco PLC	208,033	$7,866,059
Japan Tobacco, Inc.	205,900	4,188,168
Philip Morris International, Inc.	25,454	2,476,674
		$14,530,901

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 0.7%
American Electric Power Co., Inc.	31,434	$2,765,249
E.ON SE	450,170	4,925,718
Edison International	85,703	5,674,396
Iberdrola S.A.	243,901	2,802,889
Vistra Corp.	50,557	1,111,748
		$17,280,000
Total Common Stocks (Identified Cost, $622,646,359)		$761,753,339
Preferred Stocks – 0.2%
Computer Software - Systems – 0.0%
Samsung Electronics Co. Ltd.	37,246	$1,503,069
Metals & Mining – 0.2%
Gerdau S.A.	822,800	$4,499,473
Total Preferred Stocks (Identified Cost, $5,616,244)		$6,002,542
Convertible Preferred Stocks – 0.1%
Medical Equipment – 0.1%
Boston Scientific Corp., 5.5% (Identified Cost, $3,372,789)	30,481	$3,467,823
Investment Companies (h) – 28.7%
Mutual Funds – 22.8%
MFS High Yield Pooled Portfolio (v)	74,857,752	$591,376,239
Money Market Funds – 5.9%
MFS Institutional Money Market Portfolio, 4.55% (v)	151,917,676	$151,917,677
Total Investment Companies (Identified Cost, $776,373,089)		$743,293,916

Portfolio of Investments – continued
Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options – 0.0%
Market Index Securities – 0.0%
Markit CDX North America Investment Grade Series 39 Index Credit Default Swap-Fund pays 1%, Fund receives notional amount upon a defined credit event of an Index constituent – April 2023 @ 0.875%	Put	Merrill Lynch International	$ 97,062,086	$ 95,900,000	$126,135
S&P 500 Index – June 2023 @ $3,000	Put	Goldman Sachs International	119,090,700	300	324,000
Total Purchased Options (Premiums Paid, $4,148,987)					$450,135

Issuer	Shares/Par
Collateral for Securities Loaned – 0.3%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 4.41% (j) (Identified Cost, $6,187,066)	6,187,066	$6,187,066
Written Options (see table below) – (0.0)%
(Premiums Received, $95,900)		$(36,598)

Other Assets, Less Liabilities – (0.0)%		(723,689)
Net Assets – 100.0%		$2,589,340,324

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $743,293,916 and $1,846,806,695, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $276,605,092, representing 10.7% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.

Portfolio of Investments – continued
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.625%, 11/08/2026	11/04/2019-6/03/2020	$3,064,674	$591,090
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
THB	Thai Baht
UYU	Uruguayan Peso

Portfolio of Investments – continued
Derivative Contracts at 2/28/23
Written Options
Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives
Market Index Securities
Markit CDX North America Investment Grade Series 39 Index Credit Default Swap-Fund pays 1%, Fund receives notional amount upon a defined credit event of an Index constituent	Put	Merrill Lynch International	$(95,900,000)	$(97,062,086)	1.10%	April – 2023	$(36,598)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CLP	978,429,400	USD	1,099,606	Barclays Bank PLC	3/06/2023	$82,054
CLP	1,832,463,439	USD	1,956,670	Morgan Stanley Capital Services, Inc.	3/06/2023	256,416
MXN	14,163,204	USD	747,268	UBS AG	4/21/2023	19,326
USD	660,370	BRL	3,403,285	Goldman Sachs International	4/04/2023	14,613
USD	1,106,226	CLP	914,295,839	Goldman Sachs International	3/06/2023	2,021
USD	11,591,641	EUR	10,676,032	JPMorgan Chase Bank N.A.	4/21/2023	265,491
USD	57,503	EUR	52,538	State Street Bank Corp.	4/21/2023	1,766
USD	866,103	THB	28,259,534	JPMorgan Chase Bank N.A.	3/07/2023	63,507
						$705,194
Liability Derivatives
BRL	3,458,000	USD	660,971	Banco Santander S.A.	4/04/2023	$(4,831)
CLP	914,295,839	USD	1,093,067	Goldman Sachs International	6/02/2023	(1,939)
CNH	7,168,626	USD	1,064,716	BNP Paribas S.A.	4/21/2023	(29,744)
EUR	523	USD	555	Brown Brothers Harriman	4/21/2023	(1)
EUR	52,538	USD	57,043	JPMorgan Chase Bank N.A.	4/21/2023	(1,306)
EUR	259,310	USD	283,216	UBS AG	4/21/2023	(8,116)
JPY	215,547,497	USD	1,708,741	Merrill Lynch International	4/21/2023	(114,127)
MYR	10,700,080	USD	2,453,697	Barclays Bank PLC	6/20/2023	(50,811)
PHP	55,695,229	USD	1,007,876	Barclays Bank PLC	5/16/2023	(4,810)
THB	96,513,744	USD	2,933,344	JPMorgan Chase Bank N.A.	3/07/2023	(192,268)
USD	1,989,110	CLP	1,896,597,000	Barclays Bank PLC	3/06/2023	(301,430)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	1,626,577	MXN	30,920,092	HSBC Bank	4/21/2023	$(46,995)
						$(756,378)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	125	$15,652,344	June – 2023	$(2,986)
U.S. Treasury Note 10 yr	Long	USD	527	58,842,844	June – 2023	(68,363)
U.S. Treasury Note 2 yr	Long	USD	193	39,319,226	June – 2023	(119,224)
U.S. Treasury Note 5 yr	Long	USD	329	35,220,992	June – 2023	(99,283)
U.S. Treasury Ultra Bond	Long	USD	178	24,041,125	June – 2023	(110,722)
U.S. Treasury Ultra Note 10 yr	Short	USD	448	52,500,000	June – 2023	(40,456)
						$(441,034)
At February 28, 2023, the fund had cash collateral of $110,000 and other liquid securities with an aggregate value of $2,711,654 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 2/28/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $5,951,891 of securities on loan (identified cost, $1,842,160,933)	$1,846,806,695
Investments in affiliated issuers, at value (identified cost, $776,373,089)	743,293,916
Cash	687,833
Restricted cash for
Forward foreign currency exchange contracts	110,000
Receivables for
Forward foreign currency exchange contracts	705,194
Investments sold	14,815,418
TBA sale commitments	6,561,165
Fund shares sold	1,178,454
Interest and dividends	12,820,886
Other assets	8,372
Total assets	$2,626,987,933
Liabilities
Payable to custodian	$22,522
Payables for
Distributions	675,847
Forward foreign currency exchange contracts	756,378
Net daily variation margin on open futures contracts	54,492
Investments purchased	11,916,129
TBA purchase commitments	10,876,354
Fund shares reacquired	5,537,079
Collateral for securities loaned, at value	6,187,066
Written options (premiums received, $95,900)	36,598
Payable to affiliates
Investment adviser	25,956
Administrative services fee	2,177
Shareholder servicing costs	590,495
Distribution and service fees	30,268
Payable for independent Trustees' compensation	37
Deferred country tax expense payable	694,756
Accrued expenses and other liabilities	241,455
Total liabilities	$37,647,609
Net assets	$2,589,340,324

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$2,698,272,108
Total distributable earnings (loss)	(108,931,784)
Net assets	$2,589,340,324
Shares of beneficial interest outstanding	225,649,412

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,300,450,630	113,308,323	$11.48
Class C	220,774,656	19,246,657	11.47
Class I	816,791,119	71,196,089	11.47
Class R1	180,262	15,724	11.46
Class R2	1,289,328	112,375	11.47
Class R3	21,712,125	1,891,412	11.48
Class R4	4,145,993	361,118	11.48
Class R6	223,996,211	19,517,714	11.48

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.99 [100 / 95.75 x $11.48]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 2/28/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$47,693,623
Dividends from affiliated issuers	42,157,633
Dividends	37,504,213
Other	566,972
Income on securities loaned	20,824
Foreign taxes withheld	(1,349,300)
Total investment income	$126,593,965
Expenses
Management fee	$16,604,077
Distribution and service fees	6,328,367
Shareholder servicing costs	2,638,839
Administrative services fee	463,188
Independent Trustees' compensation	46,664
Custodian fee	315,003
Shareholder communications	159,305
Audit and tax fees	89,014
Legal fees	14,030
Miscellaneous	265,089
Total expenses	$26,923,576
Fees paid indirectly	(24,178)
Reduction of expenses by investment adviser and distributor	(1,056,890)
Net expenses	$25,842,508
Net investment income (loss)	$100,751,457

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $687,364 country tax)	$(15,036,764)
Affiliated issuers	(21,050,773)
Futures contracts	(7,454,280)
Forward foreign currency exchange contracts	3,499,957
Foreign currency	(311,889)
Net realized gain (loss)	$(40,353,749)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $22,347 decrease in deferred country tax)	$(241,324,526)
Affiliated issuers	(55,811,816)
Written options	59,302
Futures contracts	(204,599)
Forward foreign currency exchange contracts	(360,044)
Translation of assets and liabilities in foreign currencies	(166,371)
Net unrealized gain (loss)	$(297,808,054)
Net realized and unrealized gain (loss)	$(338,161,803)
Change in net assets from operations	$(237,410,346)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/23	2/28/22
Change in net assets
From operations
Net investment income (loss)	$100,751,457	$99,044,479
Net realized gain (loss)	(40,353,749)	120,461,861
Net unrealized gain (loss)	(297,808,054)	(103,477,005)
Change in net assets from operations	$(237,410,346)	$116,029,335
Total distributions to shareholders	$(131,363,838)	$(174,809,430)
Change in net assets from fund share transactions	$(396,673,104)	$(76,548,918)
Total change in net assets	$(765,447,288)	$(135,329,013)
Net assets
At beginning of period	3,354,787,612	3,490,116,625
At end of period	$2,589,340,324	$3,354,787,612
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$12.91	$13.14	$12.86	$12.35	$12.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.38	$0.37	$0.37	$0.39
Net realized and unrealized gain (loss)	(1.31)	0.07	0.28	0.51	0.33
Total from investment operations	$(0.90)	$0.45	$0.65	$0.88	$0.72
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.41)	$(0.34)	$(0.37)	$(0.39)
From net realized gain	(0.15)	(0.27)	(0.03)	(0.00)(w)	(0.08)
Total distributions declared to shareholders	$(0.53)	$(0.68)	$(0.37)	$(0.37)	$(0.47)
Net asset value, end of period (x)	$11.48	$12.91	$13.14	$12.86	$12.35
Total return (%) (r)(s)(t)(x)	(6.96)	3.22	5.28	7.20	6.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.97	0.99	0.99	0.98	0.99
Expenses after expense reductions (f)(h)	0.93	0.98	0.98	0.97	0.98
Net investment income (loss)	3.46	2.78	2.97	2.86	3.21
Portfolio turnover	62	72	111	57	36
Net assets at end of period (000 omitted)	$1,300,451	$1,563,027	$1,577,032	$1,540,570	$1,315,625
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$12.91	$13.14	$12.85	$12.35	$12.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.28	$0.28	$0.28	$0.30
Net realized and unrealized gain (loss)	(1.32)	0.06	0.29	0.49	0.34
Total from investment operations	$(1.00)	$0.34	$0.57	$0.77	$0.64
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.25)	$(0.27)	$(0.30)
From net realized gain	(0.15)	(0.27)	(0.03)	(0.00)(w)	(0.08)
Total distributions declared to shareholders	$(0.44)	$(0.57)	$(0.28)	$(0.27)	$(0.38)
Net asset value, end of period (x)	$11.47	$12.91	$13.14	$12.85	$12.35
Total return (%) (r)(s)(t)(x)	(7.74)	2.44	4.57	6.32	5.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.72	1.74	1.74	1.73	1.75
Expenses after expense reductions (f)(h)	1.69	1.73	1.73	1.72	1.74
Net investment income (loss)	2.71	2.05	2.27	2.14	2.48
Portfolio turnover	62	72	111	57	36
Net assets at end of period (000 omitted)	$220,775	$355,639	$456,806	$724,758	$756,643
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$12.91	$13.14	$12.86	$12.35	$12.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.41	$0.40	$0.40	$0.42
Net realized and unrealized gain (loss)	(1.32)	0.07	0.29	0.51	0.34
Total from investment operations	$(0.88)	$0.48	$0.69	$0.91	$0.76
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.44)	$(0.38)	$(0.40)	$(0.42)
From net realized gain	(0.15)	(0.27)	(0.03)	(0.00)(w)	(0.08)
Total distributions declared to shareholders	$(0.56)	$(0.71)	$(0.41)	$(0.40)	$(0.50)
Net asset value, end of period (x)	$11.47	$12.91	$13.14	$12.86	$12.35
Total return (%) (r)(s)(t)(x)	(6.81)	3.47	5.54	7.46	6.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.72	0.74	0.74	0.73	0.74
Expenses after expense reductions (f)(h)	0.69	0.73	0.73	0.72	0.74
Net investment income (loss)	3.70	3.03	3.24	3.11	3.47
Portfolio turnover	62	72	111	57	36
Net assets at end of period (000 omitted)	$816,791	$1,145,617	$1,156,030	$1,425,004	$1,181,300
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$12.90	$13.13	$12.85	$12.34	$12.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.28	$0.28	$0.27	$0.31
Net realized and unrealized gain (loss)	(1.32)	0.06	0.28	0.51	0.33
Total from investment operations	$(1.00)	$0.34	$0.56	$0.78	$0.64
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.30)	$(0.25)	$(0.27)	$(0.30)
From net realized gain	(0.15)	(0.27)	(0.03)	(0.00)(w)	(0.08)
Total distributions declared to shareholders	$(0.44)	$(0.57)	$(0.28)	$(0.27)	$(0.38)
Net asset value, end of period (x)	$11.46	$12.90	$13.13	$12.85	$12.34
Total return (%) (r)(s)(t)(x)	(7.75)	2.44	4.49	6.40	5.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.72	1.74	1.74	1.73	1.75
Expenses after expense reductions (f)(h)	1.69	1.73	1.73	1.72	1.74
Net investment income (loss)	2.70	2.03	2.22	2.12	2.57
Portfolio turnover	62	72	111	57	36
Net assets at end of period (000 omitted)	$180	$225	$241	$214	$193
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$12.91	$13.14	$12.86	$12.35	$12.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.34	$0.35	$0.34	$0.36
Net realized and unrealized gain (loss)	(1.32)	0.07	0.27	0.51	0.34
Total from investment operations	$(0.94)	$0.41	$0.62	$0.85	$0.70
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.31)	$(0.34)	$(0.36)
From net realized gain	(0.15)	(0.27)	(0.03)	(0.00)(w)	(0.08)
Total distributions declared to shareholders	$(0.50)	$(0.64)	$(0.34)	$(0.34)	$(0.44)
Net asset value, end of period (x)	$11.47	$12.91	$13.14	$12.86	$12.35
Total return (%) (r)(s)(t)(x)	(7.28)	2.96	5.01	6.93	5.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.22	1.24	1.24	1.23	1.25
Expenses after expense reductions (f)(h)	1.18	1.23	1.23	1.22	1.24
Net investment income (loss)	3.21	2.53	2.78	2.65	2.99
Portfolio turnover	62	72	111	57	36
Net assets at end of period (000 omitted)	$1,289	$1,647	$1,830	$3,085	$3,486
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$12.92	$13.15	$12.86	$12.36	$12.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.38	$0.37	$0.37	$0.39
Net realized and unrealized gain (loss)	(1.32)	0.07	0.29	0.50	0.34
Total from investment operations	$(0.91)	$0.45	$0.66	$0.87	$0.73
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.41)	$(0.34)	$(0.37)	$(0.39)
From net realized gain	(0.15)	(0.27)	(0.03)	(0.00)(w)	(0.08)
Total distributions declared to shareholders	$(0.53)	$(0.68)	$(0.37)	$(0.37)	$(0.47)
Net asset value, end of period (x)	$11.48	$12.92	$13.15	$12.86	$12.36
Total return (%) (r)(s)(t)(x)	(7.04)	3.21	5.36	7.11	6.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.97	0.99	0.99	0.98	1.00
Expenses after expense reductions (f)(h)	0.93	0.98	0.98	0.97	0.99
Net investment income (loss)	3.45	2.78	2.98	2.86	3.21
Portfolio turnover	62	72	111	57	36
Net assets at end of period (000 omitted)	$21,712	$22,253	$22,760	$24,385	$19,159
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$12.92	$13.15	$12.86	$12.36	$12.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.44	$0.42	$0.41	$0.41	$0.41
Net realized and unrealized gain (loss)	(1.32)	0.06	0.29	0.49	0.35
Total from investment operations	$(0.88)	$0.48	$0.70	$0.90	$0.76
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.44)	$(0.38)	$(0.40)	$(0.42)
From net realized gain	(0.15)	(0.27)	(0.03)	(0.00)(w)	(0.08)
Total distributions declared to shareholders	$(0.56)	$(0.71)	$(0.41)	$(0.40)	$(0.50)
Net asset value, end of period (x)	$11.48	$12.92	$13.15	$12.86	$12.36
Total return (%) (r)(s)(t)(x)	(6.80)	3.47	5.62	7.38	6.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.72	0.74	0.74	0.73	0.74
Expenses after expense reductions (f)(h)	0.69	0.73	0.73	0.72	0.73
Net investment income (loss)	3.71	3.05	3.24	3.15	3.43
Portfolio turnover	62	72	111	57	36
Net assets at end of period (000 omitted)	$4,146	$5,995	$8,626	$9,783	$10,063
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$12.91	$13.14	$12.86	$12.35	$12.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.42	$0.42	$0.41	$0.43
Net realized and unrealized gain (loss)	(1.31)	0.07	0.28	0.51	0.33
Total from investment operations	$(0.86)	$0.49	$0.70	$0.92	$0.76
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.45)	$(0.39)	$(0.41)	$(0.43)
From net realized gain	(0.15)	(0.27)	(0.03)	(0.00)(w)	(0.08)
Total distributions declared to shareholders	$(0.57)	$(0.72)	$(0.42)	$(0.41)	$(0.51)
Net asset value, end of period (x)	$11.48	$12.91	$13.14	$12.86	$12.35
Total return (%) (r)(s)(t)(x)	(6.64)	3.57	5.64	7.55	6.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.63	0.65	0.65	0.64	0.65
Expenses after expense reductions (f)(h)	0.59	0.64	0.64	0.63	0.64
Net investment income (loss)	3.79	3.12	3.32	3.19	3.55
Portfolio turnover	62	72	111	57	36
Net assets at end of period (000 omitted)	$223,996	$260,384	$266,792	$271,679	$218,650

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to

Notes to Financial Statements  - continued
natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in emerging market issuers. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — The investments of the fund and the High Yield Pooled Portfolio are valued as described below.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are

Notes to Financial Statements  - continued
generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires

Notes to Financial Statements  - continued
judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and written options. The following is a summary of the levels used as of February 28, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$537,614,340	$—	$—	$537,614,340
United Kingdom	31,235,377	—	—	31,235,377
France	26,886,963	—	—	26,886,963
Japan	25,368,662	—	—	25,368,662
Switzerland	24,389,993	—	—	24,389,993
Canada	19,501,156	—	—	19,501,156
China	16,076,142	—	—	16,076,142
Singapore	14,479,393	—	—	14,479,393
Germany	12,976,475	—	—	12,976,475
Other Countries	60,122,449	2,376,418	520,336	63,019,203
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	136,564,533	—	136,564,533
Non - U.S. Sovereign Debt	—	239,253,438	—	239,253,438
Municipal Bonds	—	4,517,301	—	4,517,301
U.S. Corporate Bonds	—	274,465,382	—	274,465,382
Residential Mortgage-Backed Securities	—	184,693,794	—	184,693,794
Commercial Mortgage-Backed Securities	—	10,849,218	—	10,849,218
Asset-Backed Securities (including CDOs)	—	14,538,982	—	14,538,982
Foreign Bonds	—	204,189,277	—	204,189,277
Mutual Funds	749,480,982	—	—	749,480,982
Total	$1,518,131,932	$1,071,448,343	$520,336	$2,590,100,611
Other Financial Instruments
Futures Contracts – Liabilities	$(441,034)	$—	$—	$(441,034)
Forward Foreign Currency Exchange Contracts – Assets	—	705,194	—	705,194
Forward Foreign Currency Exchange Contracts – Liabilities	—	(756,378)	—	(756,378)
Written Options - Liabilities	—	(36,598)	—	(36,598)

Notes to Financial Statements  - continued
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio's shareholder report for further information regarding the levels used in valuing its assets and liabilities.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
	Equity Securities	Fixed Income Securities	Total
Balance as of 2/28/22	$464,837	$7,687,618	$8,152,455
Accrued discounts/premiums	—	(30,769)	(30,769)
Realized gain (loss)	—	(5,881,891)	(5,881,891)
Change in unrealized appreciation or depreciation	55,499	6,013,389	6,068,888
Sales	—	(3,719,696)	(3,719,696)
Transfers out of level 3	—	(4,068,651)	(4,068,651)
Balance as of 2/28/23	$520,336	$—	$520,336
The net change in unrealized appreciation or depreciation from investments held as level 3 at February 28, 2023 is $55,499. At February 28, 2023, the fund held three level 3 securities.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by foreign corporations and/or foreign governments. The principal value of these debt securities is adjusted through income according to changes in an inflation index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Credit	Written Option Contracts	$—	$(36,598)
Equity	Purchased Option Contracts	324,000	—
Credit	Purchased Option Contracts	126,135	—
Interest Rate	Futures Contracts	—	(441,034)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	705,194	(756,378)
Total		$1,155,329	$(1,234,010)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(7,454,280)	$—
Foreign Exchange	—	3,499,957
Total	$(7,454,280)	$3,499,957

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(204,599)	$—	$—	$—
Foreign Exchange	—	(360,044)	—	—
Equity	—	—	(3,590,991)	—
Credit	—	—	(107,861)	59,302
Total	$(204,599)	$(360,044)	$(3,698,852)	$59,302
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written

Notes to Financial Statements  - continued
option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements  - continued
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements  - continued
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $5,951,891. The fair value of the fund's investment securities on loan and a related liability of $6,187,066 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Notes to Financial Statements  - continued
Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal amount, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and

Notes to Financial Statements  - continued
repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/23	Year ended 2/28/22
Ordinary income (including any short-term capital gains)	$95,051,016	$112,252,493
Long-term capital gains	36,312,822	62,556,937
Total distributions	$131,363,838	$174,809,430
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/23
Cost of investments	$2,659,167,616
Gross appreciation	172,767,557
Gross depreciation	(242,363,378)
Net unrealized appreciation (depreciation)	$(69,595,821)
Undistributed ordinary income	16,377,528
Capital loss carryforwards	(47,228,379)
Other temporary differences	(8,485,112)
Total distributable earnings (loss)	$(108,931,784)
As of February 28, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(47,228,379)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A

Notes to Financial Statements  - continued
shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/23	Year ended 2/28/22
Class A	$62,915,628	$80,153,863
Class C	10,456,513	16,876,828
Class I	45,334,899	61,796,880
Class R1	7,733	11,007
Class R2	54,720	89,714
Class R3	959,124	1,143,825
Class R4	226,361	406,553
Class R6	11,408,860	14,330,760
Total	$131,363,838	$174,809,430
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period form March 1, 2022 through July 31, 2022, the management fee was computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%
Effective August 1, 2022, the management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $5 billion	0.55%
In excess of $5 billion	0.50%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2023. For the year ended February 28, 2023, this management fee reduction amounted to $398,041, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2023 was equivalent to an annual effective rate of 0.56% of the fund’s average daily net assets.
For the period from March 1, 2022 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses

Notes to Financial Statements  - continued
associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
			Classes
A	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%
This written agreement terminated on July 31, 2022. For the period from March 1, 2022 through July 31, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
			Classes
A	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.55%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2024. For the period from August 1, 2022 through February 28, 2023, this reduction amounted to $658,676 which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $25,703 for the year ended February 28, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 3,480,198
Class C	0.75%	0.25%	1.00%	1.00%	2,786,627
Class R1	0.75%	0.25%	1.00%	1.00%	2,006
Class R2	0.25%	0.25%	0.50%	0.50%	6,567
Class R3	—	0.25%	0.25%	0.25%	52,969
Total Distribution and Service Fees					$6,328,367
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2023, this rebate amounted to $173 for Class A shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2023, were as follows:
Amount
Class A	$73,643
Class C	8,698
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2023, the fee was $170,668, which equated to 0.0059% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,468,171.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2023 was equivalent to an annual effective rate of 0.0161% of the fund's average daily net assets.

Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund invests in the MFS High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS and does not pay distribution and/or service fees to MFD, but does incur investment and operating costs. The fund invests in MFS High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations.
On August 3, 2022, MFS redeemed 21 shares of Class R2 for an aggregate amount of $249.
On August 3, 2022, MFS redeemed 20 shares of Class R6 for an aggregate amount of $237.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2023, this reimbursement amounted to $69,977, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended February 28, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$839,599,018	$711,130,754
Non-U.S. Government securities	874,202,811	1,543,339,083

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/23		Year ended 2/28/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,774,136	$174,356,080	14,607,047	$198,557,562
Class C	944,302	11,158,682	1,711,416	23,298,433
Class I	10,662,576	126,908,598	16,504,267	224,664,063
Class R1	1,874	22,246	6,820	93,515
Class R2	10,736	127,045	20,842	284,007
Class R3	286,020	3,366,042	226,162	3,076,702
Class R4	33,848	398,607	120,292	1,623,061
Class R6	3,524,722	41,388,166	3,701,055	50,342,326
	30,238,214	$357,725,466	36,897,901	$501,939,669
Shares issued to shareholders in reinvestment of distributions
Class A	5,070,118	$59,553,596	5,582,553	$75,785,017
Class C	837,455	9,851,187	1,161,810	15,773,452
Class I	3,225,812	37,924,405	3,782,563	51,329,884
Class R1	653	7,678	809	10,977
Class R2	4,647	54,626	6,579	89,333
Class R3	81,598	957,903	84,146	1,142,993
Class R4	19,182	225,843	29,898	406,227
Class R6	939,612	11,034,589	1,018,378	13,826,069
	10,179,077	$119,609,827	11,666,736	$158,363,952
Shares reacquired
Class A	(27,576,832)	$(322,612,726)	(19,136,980)	$(259,994,737)
Class C	(10,091,221)	(118,516,947)	(10,093,308)	(136,833,130)
Class I	(31,441,612)	(368,467,110)	(19,524,445)	(264,711,290)
Class R1	(4,267)	(48,165)	(8,494)	(115,225)
Class R2	(30,572)	(377,408)	(39,154)	(529,170)
Class R3	(199,120)	(2,335,392)	(318,717)	(4,323,050)
Class R4	(156,023)	(1,831,518)	(342,221)	(4,608,637)
Class R6	(5,110,900)	(59,819,131)	(4,853,890)	(65,737,300)
	(74,610,547)	$(874,008,397)	(54,317,209)	$(736,852,539)

Notes to Financial Statements  - continued
	Year ended 2/28/23		Year ended 2/28/22
	Shares	Amount	Shares	Amount
Net change
Class A	(7,732,578)	$(88,703,050)	1,052,620	$14,347,842
Class C	(8,309,464)	(97,507,078)	(7,220,082)	(97,761,245)
Class I	(17,553,224)	(203,634,107)	762,385	11,282,657
Class R1	(1,740)	(18,241)	(865)	(10,733)
Class R2	(15,189)	(195,737)	(11,733)	(155,830)
Class R3	168,498	1,988,553	(8,409)	(103,355)
Class R4	(102,993)	(1,207,068)	(192,031)	(2,579,349)
Class R6	(646,566)	(7,396,376)	(134,457)	(1,568,905)
	(34,193,256)	$(396,673,104)	(5,752,572)	$(76,548,918)
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2023, the fund’s commitment fee and interest expense were $14,074 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$809,235,637	$59,220,377	$200,214,510	$(21,043,061)	$(55,822,204)	$591,376,239
MFS Institutional Money Market Portfolio	106,862,112	1,280,610,750	1,235,557,861	(7,712)	10,388	151,917,677
	$916,097,749	$1,339,831,127	$1,435,772,371	$(21,050,773)	$(55,811,816)	$743,293,916

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio	$38,492,773	$—
MFS Institutional Money Market Portfolio	3,664,860	—
	$42,157,633	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on

Notes to Financial Statements  - continued
securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
(10) Subsequent Event
On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Diversified Income Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Robert Almeida Neeraj Arora David Cole Rick Gable Alexander Mackey John Mitchell Matt Ryan Jonathan Sage Geoffrey Schechter Michael Skatrud

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $39,945,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 7.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
February 28, 2023
MFS®  Government
Securities Fund
MFG-ANN

MFS® Government
Securities Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Markets — which rallied in late 2022 and early 2023 on signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy — have hit turbulence after the sudden collapse of two US regional banks and the government-led merger of Switzerland’s two largest lenders. At the same time, US inflation data suggest that price pressures will prove more persistent than expected, making the US Federal Reserve’s job of trying to corral four-decade-high inflation without tipping the economy into recession that much more difficult. On a positive note, markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather that has alleviated concerns over potential near-term shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, after the recent banking turmoil, investors are increasingly mindful that the lagged effects of ongoing monetary policy tightening have yet to fully work their way through the global economy.
One result of the banking crisis has been a rally in global government bond markets as investors sense that the global monetary tightening campaign is nearing its end, and the resulting lower yields have eased some of the pressure on interest rate–sensitive parts of the economy. Over the near term, amid tighter financial conditions, we feel companies will face a challenging earnings backdrop as they are forced to absorb higher input and labor costs while pricing power dwindles. As for fixed income, the rise in interest rates in recent months has made bonds more attractive than they have been in years, which may provide balance for investors’ portfolios.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
April 14, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	61.4%
Mortgage-Backed Securities	48.3%
Commercial Mortgage-Backed Securities	4.0%
Collateralized Debt Obligations	1.5%
Municipal Bonds	0.9%
Asset-Backed Securities	0.8%
Investment Grade Corporates	0.5%
U.S. Government Agencies	0.2%
Composition including fixed income credit quality (a)(i)
AAA	4.9%
AA	1.6%
A	0.9%
BBB	0.3%
U.S. Government	36.4%
Federal Agencies	48.5%
Not Rated	25.0%
Cash & Cash Equivalents	7.4%
Other (q)	(25.0%)
Portfolio facts
Average Duration (d)	6.2
Average Effective Maturity (m)	6.8 yrs.

2

Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of February 28, 2023.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended February 28, 2023, Class A shares of the MFS Government Securities Fund (fund) provided a total return of -9.83%, at net asset value. This compares with a return of -9.61% for the fund’s benchmark, the Bloomberg U.S. Government/Mortgage Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates have risen substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Late in the period, China abruptly ended its Zero-COVID policy, helping unleash a substantial amount of pent-up demand in the world’s second-largest economy and sending ripple effects throughout the global economy. A shift in consumption patterns in the parts of the world that reopened earlier favored services over goods, straining already tight labor markets in many developed economies, while reducing demand for manufactured goods, primarily from Asia. The combination of these factors contributed to market volatility.
Policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band toward the end of the period, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors appeared to have interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (most notably semiconductors) may be moderating, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Government/Mortgage Index, bond selection in the treasury sector held back performance. The fund’s cash and/or cash equivalents position during the period also detracted from relative results.
On the positive side, the fund's shorter duration(d) stance supported relative performance as interest rates rose over the reporting period. The fund’s exposure to both the government-related local authorities and commercial mortgage-backed
4

Management Review - continued
securities (CMBS) sectors, for which the benchmark has no exposure, also strengthened relative returns. Additionally, an underweight exposure to the mortgage-backed securities (MBS) agency fixed rate sector further aided relative results.
Respectfully,
Portfolio Manager(s)
Geoffrey Schechter and Jake Stone
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 2/28/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 2/28/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	7/25/84	(9.83)%	(0.13)%	0.20%
B	8/30/93	(10.52)%	(0.87)%	(0.54)%
C	4/01/96	(10.58)%	(0.89)%	(0.56)%
I	1/02/97	(9.71)%	0.08%	0.43%
R1	4/01/05	(10.52)%	(0.87)%	(0.55)%
R2	10/31/03	(10.07)%	(0.38)%	(0.05)%
R3	4/01/05	(9.93)%	(0.15)%	0.20%
R4	4/01/05	(9.60)%	0.12%	0.45%
R6	7/02/12	(9.52)%	0.23%	0.56%
Comparative benchmark(s)
Bloomberg U.S. Government/Mortgage Index (f)	(9.61)%	0.22%	0.73%
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(13.66)%	(0.99)%	(0.24)%
B With CDSC (Declining over six years from 4% to 0%) (v)	(14.06)%	(1.25)%	(0.54)%
C With CDSC (1% for 12 months) (v)	(11.47)%	(0.89)%	(0.56)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Government/Mortgage Index(a) – measures the performance of debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2022 through February 28, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/22	Ending Account Value 2/28/23	Expenses Paid During Period (p) 9/01/22-2/28/23
A	Actual	0.76%	$1,000.00	$972.21	$3.72
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
B	Actual	1.51%	$1,000.00	$968.49	$7.37
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
C	Actual	1.51%	$1,000.00	$968.58	$7.37
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
I	Actual	0.51%	$1,000.00	$973.35	$2.50
	Hypothetical (h)	0.51%	$1,000.00	$1,022.27	$2.56
R1	Actual	1.51%	$1,000.00	$968.49	$7.37
	Hypothetical (h)	1.51%	$1,000.00	$1,017.31	$7.55
R2	Actual	1.01%	$1,000.00	$970.94	$4.94
	Hypothetical (h)	1.01%	$1,000.00	$1,019.79	$5.06
R3	Actual	0.76%	$1,000.00	$972.17	$3.72
	Hypothetical (h)	0.76%	$1,000.00	$1,021.03	$3.81
R4	Actual	0.51%	$1,000.00	$973.44	$2.50
	Hypothetical (h)	0.51%	$1,000.00	$1,022.27	$2.56
R6	Actual	0.41%	$1,000.00	$973.86	$2.01
	Hypothetical (h)	0.41%	$1,000.00	$1,022.76	$2.06
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
2/28/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 92.2%
Asset-Backed & Securitized – 6.3%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.027%, 11/15/2054 (i)	$21,942,651	$1,212,682
ACREC 2021-FL1 Ltd., “AS”, FLR, 6.101% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)	7,778,000	7,500,990
ACREC 2023-FL2 LLC, “A”, FLR, 6.63% (SOFR - 1mo. + 2.23%), 2/19/2038 (n)	4,824,645	4,812,728
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.073% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	3,901,000	3,625,028
Arbor Realty Trust, Inc., CLO, 2021-FL3, “AS”, FLR, 5.988% (LIBOR - 1mo. + 1.4%), 8/15/2034 (n)	6,638,000	6,455,455
AREIT 2022-CRE6 Trust, “AS”, FLR, 6.076% (SOFR - 30 day + 1.65%), 1/16/2037 (n)	7,155,500	6,883,741
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.297%, 7/15/2054 (i)	21,198,614	1,543,952
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.62%, 2/15/2054 (i)	13,835,823	1,237,433
BBCMS Mortgage Trust, 2022-C18, “AS”, 6.148%, 12/15/2055	2,688,397	2,823,310
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.46%, 12/15/2055 (i)	23,093,876	898,500
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.271%, 2/15/2054 (i)	43,809,183	2,997,026
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.151%, 3/15/2054 (i)	26,323,250	1,630,936
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.885%, 6/15/2054 (i)	38,154,652	1,870,486
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.266%, 7/15/2054 (i)	33,668,550	2,415,442
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.282%, 8/15/2054 (i)	40,215,692	2,914,130
Benchmark 2021-B29 Mortgage Trust, “XA”, 1.042%, 9/15/2054 (i)	45,401,030	2,539,902
BSPDF 2021-FL1 Issuer Ltd., “A”, FLR, 5.787% (LIBOR - 1mo. + 1.2%), 10/15/2036 (n)	3,712,000	3,645,611
BSPDF 2021-FL1 Issuer Ltd., “AS”, FLR, 6.068% (LIBOR - 1mo. + 1.48%), 10/15/2036 (n)	4,700,500	4,572,092
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.887% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	7,779,500	7,475,157
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	1,248,803	1,163,889
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.867%, 12/15/2072 (i)(n)	23,336,805	1,013,998
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.324%, 2/15/2054 (i)	33,566,823	2,492,092
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.778%, 4/15/2054 (i)	$19,024,121	$814,607
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.046%, 6/15/2064 (i)	13,329,077	784,464
CPS Auto Trust, 2019-D, “E”, 3.86%, 10/15/2025 (n)	5,505,000	5,359,321
DT Auto Owner Trust, 2023-1A, “A”, 5.48%, 4/15/2027 (n)	3,485,833	3,478,939
Flagship Credit Auto Trust, 2019-3, “D”, 2.86%, 12/15/2025 (n)	2,270,000	2,201,337
KREF 2018-FT1 Ltd., “AS”, FLR, 5.901% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)	759,000	724,351
LAD Auto Receivables Trust, 2022-1A, “A”, 5.21%, 6/15/2027 (n)	1,165,598	1,156,545
LAD Auto Receivables Trust, 2023-1A, “A2”, 5.68%, 10/15/2026 (n)	1,353,000	1,352,433
LoanCore 2021-CRE5 Ltd., “AS”, FLR, 6.338% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	6,508,500	6,293,786
LoanCore 2021-CRE6 Ltd., “AS”, FLR, 6.238% (LIBOR - 1mo. + 1.65%), 11/15/2038 (n)	10,000,000	9,448,620
MF1 2021-FL5 Ltd., “AS”, FLR, 5.876% (LIBOR - 1mo. + 1.2%), 7/15/2036 (n)	3,875,500	3,754,189
MF1 2021-FL5 Ltd., “B”, FLR, 6.126% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	4,881,500	4,720,485
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.831%, 12/15/2051 (i)	24,175,030	860,602
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.295%, 5/15/2054 (i)	16,778,949	1,142,104
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.228%, 6/15/2054 (i)	20,581,911	1,283,937
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.099%, 10/15/2054 (i)	80,723,073	4,737,532
PFP III 2021-7 Ltd., “AS”, FLR, 5.738% (LIBOR - 1mo. + 1.15%), 4/14/2038 (n)	5,441,728	5,192,807
ReadyCap Commercial Mortgage Trust, 2021-FL7, “A”, FLR, 5.817% (LIBOR - 1mo. + 1.2%), 11/25/2036 (n)	4,033,142	3,914,777
ReadyCap Commercial Mortgage Trust, 2021-FL7, “AS”, FLR, 6.117% (LIBOR - 1mo. + 1.5%), 11/25/2036 (n)	1,261,500	1,229,962
Santander Drive Auto Receivables Trust, 2022-5, “A2”, 3.98%, 1/15/2025	910,165	907,335
Santander Drive Auto Receivables Trust, 2022-6, “A2”, 4.37%, 5/15/2025	841,371	838,730
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 1.058%, 1/15/2052 (i)(n)	12,800,367	521,587
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.545%, 8/15/2054 (i)	20,674,178	1,796,944
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Westlake Automobile Receivable Trust, 2023-1A, “A2B”, FLR, 5.251% (SOFR - 1mo. + 0.85%), 6/15/2026 (n)	$1,011,000	$1,011,040
		$135,251,014
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$2,018,000	$1,719,349
Industrial – 0.1%
Howard University, Washington D.C., 2.801%, 10/01/2023	$505,000	$495,391
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	556,000	530,614
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	688,000	638,043
		$1,664,048
Medical & Health Technology & Services – 0.3%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028	$4,139,000	$4,060,711
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	1,992,000	1,932,248
		$5,992,959
Mortgage-Backed – 48.1%
Fannie Mae, 2.41%, 5/01/2023	$1,309,884	$1,299,882
Fannie Mae, 5.5%, 6/01/2023 - 5/01/2044	8,187,154	8,358,962
Fannie Mae, 5%, 3/01/2024 - 3/01/2042	7,440,903	7,490,123
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	18,177,039	18,019,209
Fannie Mae, 4%, 3/25/2028 - 7/01/2047	38,710,536	37,160,841
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	28,606,938	26,690,752
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	3,453,246	3,116,533
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	1,398,124	133,548
Fannie Mae, 6.5%, 1/01/2032 - 10/01/2037	658,307	681,920
Fannie Mae, 6%, 1/01/2033 - 12/01/2037	1,764,060	1,808,202
Fannie Mae, 3%, 2/25/2033 (i)	1,522,621	137,560
Fannie Mae, 3.5%, 4/01/2038 - 12/01/2047	25,123,000	23,466,389
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	1,488,831	1,352,645
Fannie Mae, 1.75%, 9/25/2041 - 10/25/2041	4,647,673	4,262,027
Fannie Mae, 2.75%, 9/25/2042	1,524,032	1,412,462
Fannie Mae, UMBS, 2.5%, 5/01/2036 - 1/01/2053	185,249,741	158,221,250
Fannie Mae, UMBS, 2%, 10/01/2036 - 3/01/2052	138,319,894	114,559,581
Fannie Mae, UMBS, 5.5%, 10/01/2038 - 12/01/2052	3,832,573	3,864,565
Fannie Mae, UMBS, 1.5%, 2/01/2042	526,081	425,257
Fannie Mae, UMBS, 3.5%, 5/01/2049 - 9/01/2052	10,900,982	9,943,933
Fannie Mae, UMBS, 3%, 6/01/2051 - 11/01/2052	24,469,489	21,654,405
Fannie Mae, UMBS, 4%, 5/01/2052 - 9/01/2052	6,033,927	5,697,166
Fannie Mae, UMBS, 4.5%, 9/01/2052	2,371,578	2,293,257
Fannie Mae, UMBS, 6%, 2/01/2053	1,748,241	1,832,293
Freddie Mac, 5%, 4/01/2023 - 12/01/2044	8,230,280	8,286,532
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 3.25%, 4/25/2023 - 11/25/2061	$15,253,767	$13,821,366
Freddie Mac, 6%, 6/01/2023 - 10/01/2038	1,057,674	1,090,540
Freddie Mac, 3.06%, 7/25/2023	869,032	862,865
Freddie Mac, 3.531%, 7/25/2023	228,881	227,232
Freddie Mac, 3.458%, 8/25/2023	4,509,040	4,473,502
Freddie Mac, 0.903%, 4/25/2024 (i)	36,099,839	290,012
Freddie Mac, 0.597%, 7/25/2024 (i)	49,071,381	293,476
Freddie Mac, 3.303%, 7/25/2024	4,700,000	4,588,488
Freddie Mac, 3.064%, 8/25/2024	5,927,185	5,759,335
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	6,680,960	6,564,951
Freddie Mac, 2.67%, 12/25/2024	10,948,000	10,496,242
Freddie Mac, 3.062%, 12/25/2024	325,000	313,470
Freddie Mac, 2.811%, 1/25/2025	7,434,950	7,137,808
Freddie Mac, 3.329%, 5/25/2025	16,621,000	16,026,743
Freddie Mac, 3.284%, 6/25/2025	1,125,000	1,084,363
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	4,429,421	4,263,413
Freddie Mac, 3.5%, 11/15/2025 - 10/25/2058	33,421,807	31,406,500
Freddie Mac, 1.368%, 3/25/2027 (i)	5,583,000	271,510
Freddie Mac, 0.573%, 7/25/2027 (i)	103,944,483	2,175,080
Freddie Mac, 0.424%, 8/25/2027 (i)	81,513,145	1,321,556
Freddie Mac, 0.293%, 1/25/2028 (i)	143,574,055	1,913,124
Freddie Mac, 0.304%, 1/25/2028 (i)	61,660,482	846,019
Freddie Mac, 0.135%, 2/25/2028 (i)	175,024,107	1,230,805
Freddie Mac, 2.5%, 3/15/2028	207,020	205,336
Freddie Mac, 0.12%, 4/25/2028 (i)	113,029,965	754,091
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	24,774,913	22,495,794
Freddie Mac, 3.69%, 1/25/2029	5,643,236	5,393,839
Freddie Mac, 1.091%, 7/25/2029 (i)	19,320,919	1,079,168
Freddie Mac, 1.143%, 8/25/2029 (i)	33,720,863	1,979,479
Freddie Mac, 1.8%, 4/25/2030 (i)	14,430,646	1,514,518
Freddie Mac, 1.868%, 4/25/2030 (i)	20,077,463	2,130,442
Freddie Mac, 1.665%, 5/25/2030 (i)	12,033,779	1,173,847
Freddie Mac, 1.797%, 5/25/2030 (i)	26,880,424	2,821,076
Freddie Mac, 5.5%, 6/01/2030 - 9/01/2041	3,678,746	3,768,304
Freddie Mac, 1.341%, 6/25/2030 (i)	11,124,134	892,466
Freddie Mac, 1.6%, 8/25/2030 (i)	10,235,210	982,658
Freddie Mac, 1.17%, 9/25/2030 (i)	6,568,138	469,854
Freddie Mac, 1.08%, 11/25/2030 (i)	13,158,725	882,982
Freddie Mac, 0.329%, 1/25/2031 (i)	50,152,023	992,343
Freddie Mac, 0.781%, 1/25/2031 (i)	19,512,958	990,439
Freddie Mac, 0.936%, 1/25/2031 (i)	14,681,587	873,230
Freddie Mac, 0.516%, 3/25/2031 (i)	40,293,212	1,287,251
Freddie Mac, 0.732%, 3/25/2031 (i)	17,260,719	828,858
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.217%, 5/25/2031 (i)	$7,120,528	$564,108
Freddie Mac, 0.937%, 7/25/2031 (i)	11,674,001	736,346
Freddie Mac, 0.508%, 8/25/2031 (i)	14,900,584	514,593
Freddie Mac, 0.536%, 9/25/2031 (i)	50,149,699	1,870,985
Freddie Mac, 0.855%, 9/25/2031 (i)	14,983,637	865,221
Freddie Mac, 2.154%, 10/25/2031	1,500,000	1,249,431
Freddie Mac, 0.349%, 11/25/2031 (i)	73,361,326	1,849,212
Freddie Mac, 0.498%, 12/25/2031 (i)	73,957,916	2,571,250
Freddie Mac, 0.567%, 12/25/2031 (i)	12,187,459	477,679
Freddie Mac, 2.59%, 1/25/2032	1,000,000	861,315
Freddie Mac, 2.4%, 3/25/2032	1,000,000	846,849
Freddie Mac, 5.5%, 2/15/2036 (i)	370,628	59,564
Freddie Mac, 2%, 8/15/2036	732,709	724,482
Freddie Mac, 6.5%, 5/01/2037	130,967	137,585
Freddie Mac, 4.5%, 12/15/2040 (i)	113,178	9,811
Freddie Mac, 1.75%, 8/15/2041	1,232,522	1,125,907
Freddie Mac, 2.58%, 6/25/2055	1,880,714	1,612,812
Freddie Mac, UMBS, 2.5%, 3/01/2037 - 1/01/2053	41,989,729	36,000,557
Freddie Mac, UMBS, 2%, 4/01/2037 - 5/01/2052	60,270,150	51,062,644
Freddie Mac, UMBS, 3.5%, 12/01/2046 - 11/01/2052	7,975,923	7,308,585
Freddie Mac, UMBS, 3%, 2/01/2050 - 10/01/2052	41,289,986	36,400,854
Freddie Mac, UMBS, 1.5%, 7/01/2051 - 10/01/2051	8,365,656	6,474,706
Freddie Mac, UMBS, 4%, 5/01/2052 - 9/01/2052	6,372,709	6,027,584
Ginnie Mae, 5.5%, 3/15/2033 - 1/20/2053	10,922,278	11,003,462
Ginnie Mae, 4.5%, 7/20/2033 - 12/20/2052	53,159,408	51,655,862
Ginnie Mae, 5.679%, 8/20/2034	1,211,231	1,231,820
Ginnie Mae, 4%, 5/16/2039 - 10/20/2052	17,941,064	17,024,823
Ginnie Mae, 3.5%, 10/20/2041 (i)	464,891	22,636
Ginnie Mae, 3.5%, 12/15/2041 - 11/20/2052	35,513,392	32,835,994
Ginnie Mae, 2.5%, 6/20/2042 - 6/20/2052	45,599,548	39,473,588
Ginnie Mae, 4%, 8/16/2042 (i)	678,240	99,547
Ginnie Mae, 3%, 2/20/2043 - 10/20/2052	46,315,504	41,574,818
Ginnie Mae, 2.25%, 9/20/2043	810,321	769,681
Ginnie Mae, 2%, 1/20/2052 - 3/20/2052	21,589,601	18,102,399
Ginnie Mae, 0.586%, 2/16/2059 (i)	2,590,353	88,382
Ginnie Mae, TBA, 5%, 3/15/2053 - 4/20/2053	3,325,000	3,284,840
Ginnie Mae, TBA, 6%, 3/15/2053	13,375,000	13,567,200
Ginnie Mae, TBA, 5.5%, 4/20/2053	3,700,000	3,708,816
UMBS, TBA, 6%, 3/13/2053	450,000	455,201
		$1,024,394,818
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – 0.8%
California Earthquake Authority Rev., Taxable, “B”, 1.477%, 7/01/2023	$1,355,000	$1,338,085
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.064%, 12/01/2024	985,000	934,652
Chicago, IL, Transit Authority Sales Tax Receipts Refunding Rev., Taxable, “B”, 2.214%, 12/01/2025	738,000	684,505
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Taxable, “B”, 3%, 6/01/2046	4,150,000	3,809,303
Massachusetts Educational Financing Authority, Education Loan Rev., Taxable, “A”, 2.682%, 7/01/2027	2,165,000	1,948,556
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev., Taxable (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	1,159,841	1,100,949
Philadelphia, PA, School District, Taxable, “A”, AGM, 5.995%, 9/01/2030	3,280,000	3,449,996
Port of Oakland, CA, Senior Lien Refunding Rev., Taxable, “R”, 1.517%, 5/01/2026	1,680,000	1,507,942
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.497%, 6/01/2024	1,900,000	1,805,231
West Virginia Tobacco Settlement Financing Authority Asset-Backed Refunding, Taxable, “A-1”, 1.647%, 6/01/2025	1,550,000	1,420,151
		$17,999,370
U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 4.98%, 11/01/2023	$13,765	$13,666
Small Business Administration, 4.89%, 12/01/2023	43,040	42,514
Small Business Administration, 4.77%, 4/01/2024	61,360	60,540
Small Business Administration, 5.52%, 6/01/2024	25,275	25,226
Small Business Administration, 4.99%, 9/01/2024	41,475	40,804
Small Business Administration, 4.86%, 10/01/2024	39,009	38,580
Small Business Administration, 4.86%, 1/01/2025	67,602	66,594
Small Business Administration, 5.11%, 4/01/2025	56,327	55,175
Small Business Administration, 2.21%, 2/01/2033	694,246	622,637
Small Business Administration, 2.22%, 3/01/2033	1,093,717	985,162
Small Business Administration, 3.15%, 7/01/2033	1,115,186	1,044,344
Small Business Administration, 3.16%, 8/01/2033	427,658	401,976
Small Business Administration, 3.62%, 9/01/2033	396,780	378,580
		$3,775,798
U.S. Treasury Obligations – 36.3%
U.S. Treasury Bonds, 6.25%, 8/15/2023	$1,445,000	$1,453,128
U.S. Treasury Bonds, 6%, 2/15/2026	5,933,000	6,177,504
U.S. Treasury Bonds, 6.75%, 8/15/2026	981,000	1,053,770
U.S. Treasury Bonds, 6.375%, 8/15/2027	2,309,000	2,502,740
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 4.375%, 2/15/2038	$2,078,000	$2,176,543
U.S. Treasury Bonds, 4.5%, 8/15/2039	11,926,300	12,649,798
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,748,800	8,400,343
U.S. Treasury Bonds, 2.875%, 5/15/2043	27,528,200	22,773,133
U.S. Treasury Bonds, 2.5%, 2/15/2045	97,983,000	74,853,653
U.S. Treasury Bonds, 2.875%, 11/15/2046	26,245,000	21,384,549
U.S. Treasury Notes, 2.5%, 3/31/2023	131,000,000	130,760,877
U.S. Treasury Notes, 0.125%, 5/31/2023	33,455,000	33,059,078
U.S. Treasury Notes, 0.125%, 6/30/2023	18,346,500	18,055,536
U.S. Treasury Notes, 0.125%, 7/15/2023	11,546,000	11,334,925
U.S. Treasury Notes, 2.5%, 8/15/2023 (f)	136,673,000	135,103,395
U.S. Treasury Notes, 0.375%, 10/31/2023	8,133,200	7,883,485
U.S. Treasury Notes, 4.375%, 10/31/2024	5,227,000	5,177,997
U.S. Treasury Notes, 2.625%, 12/31/2025	20,900,000	19,872,961
U.S. Treasury Notes, 0.75%, 5/31/2026	38,599,000	34,318,431
U.S. Treasury Notes, 2%, 11/15/2026	51,959,000	47,790,102
U.S. Treasury Notes, 2.75%, 2/15/2028	54,157,000	50,670,643
U.S. Treasury Notes, 1%, 7/31/2028	32,248,000	27,350,335
U.S. Treasury Notes, 2.375%, 5/15/2029	19,515,500	17,660,003
U.S. Treasury Notes, 1.625%, 8/15/2029	29,405,000	25,416,947
U.S. Treasury Notes, 1.75%, 11/15/2029	8,564,000	7,451,349
U.S. Treasury Notes, 1.625%, 5/15/2031	41,833,000	35,169,134
U.S. Treasury Notes, 1.375%, 11/15/2031	11,425,300	9,300,462
U.S. Treasury Notes, 3.25%, 5/15/2042	3,075,000	2,717,892
		$772,518,713
Total Bonds (Identified Cost, $2,130,332,223)		$1,963,316,069
Investment Companies (h) – 8.4%
Money Market Funds – 8.4%
MFS Institutional Money Market Portfolio, 4.55% (v) (Identified Cost, $179,828,867)	179,832,235	$179,832,235

Other Assets, Less Liabilities – (0.6)%		(13,096,501)
Net Assets – 100.0%		$2,130,051,803

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $179,832,235 and $1,963,316,069, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
17

Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $97,508,868, representing 4.6% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 2/28/23
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Long	USD	333	$39,023,437	June – 2023	$93,483
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond	Long	USD	359	$44,953,531	June – 2023	$(25,052)
U.S. Treasury Note 10 yr	Long	USD	1,580	176,416,875	June – 2023	(195,794)
U.S. Treasury Note 2 yr	Long	USD	202	41,152,766	June – 2023	(124,089)
U.S. Treasury Note 5 yr	Long	USD	1,799	192,591,384	June – 2023	(443,189)
U.S. Treasury Ultra Bond	Long	USD	285	38,492,812	June – 2023	(177,222)
						$(965,346)
At February 28, 2023, the fund had liquid securities with an aggregate value of $9,936,603 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
18

Financial Statements
Statement of Assets and Liabilities
At 2/28/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,130,332,223)	$1,963,316,069
Investments in affiliated issuers, at value (identified cost, $179,828,867)	179,832,235
Receivables for
Net daily variation margin on open futures contracts	16,827
Investments sold	8,579,604
TBA sale commitments	12,592,320
Fund shares sold	2,044,820
Interest	7,687,558
Other assets	6,589
Total assets	$2,174,076,022
Liabilities
Payable to custodian	$33,399
Payables for
Distributions	193,069
Investments purchased	7,131,533
TBA purchase commitments	33,829,783
Fund shares reacquired	2,399,689
Payable to affiliates
Investment adviser	41,913
Administrative services fee	1,794
Shareholder servicing costs	244,774
Distribution and service fees	8,280
Payable for independent Trustees' compensation	4,008
Accrued expenses and other liabilities	135,977
Total liabilities	$44,024,219
Net assets	$2,130,051,803
Net assets consist of
Paid-in capital	$2,509,941,941
Total distributable earnings (loss)	(379,890,138)
Net assets	$2,130,051,803
Shares of beneficial interest outstanding	245,395,701
19

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$468,594,901	53,931,815	$8.69
Class B	1,528,677	176,145	8.68
Class C	5,145,908	591,376	8.70
Class I	233,539,998	26,926,376	8.67
Class R1	1,587,242	182,876	8.68
Class R2	40,294,727	4,642,605	8.68
Class R3	27,808,376	3,202,024	8.68
Class R4	42,785,185	4,925,399	8.69
Class R6	1,308,766,789	150,817,085	8.68

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.08 [100 / 95.75 x $8.69]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
20

Financial Statements
Statement of Operations
Year ended 2/28/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$50,309,403
Dividends from affiliated issuers	3,714,566
Other	273
Total investment income	$54,024,242
Expenses
Management fee	$8,406,577
Distribution and service fees	1,681,722
Shareholder servicing costs	1,195,142
Administrative services fee	364,456
Independent Trustees' compensation	39,023
Custodian fee	142,043
Shareholder communications	58,077
Audit and tax fees	74,114
Legal fees	11,639
Miscellaneous	229,675
Total expenses	$12,202,468
Fees paid indirectly	(33,334)
Reduction of expenses by investment adviser and distributor	(312,331)
Net expenses	$11,856,803
Net investment income (loss)	$42,167,439
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(50,288,051)
Affiliated issuers	(18,693)
Futures contracts	(47,715,958)
Foreign currency	(11)
Net realized gain (loss)	$(98,022,713)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(184,217,592)
Affiliated issuers	1,853
Futures contracts	(2,806,758)
Net unrealized gain (loss)	$(187,022,497)
Net realized and unrealized gain (loss)	$(285,045,210)
Change in net assets from operations	$(242,877,771)
See Notes to Financial Statements
21

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/23	2/28/22
Change in net assets
From operations
Net investment income (loss)	$42,167,439	$24,907,648
Net realized gain (loss)	(98,022,713)	(19,495,848)
Net unrealized gain (loss)	(187,022,497)	(64,585,881)
Change in net assets from operations	$(242,877,771)	$(59,174,081)
Total distributions to shareholders	$(44,759,748)	$(30,875,262)
Change in net assets from fund share transactions	$(163,743,589)	$74,959,507
Total change in net assets	$(451,381,108)	$(15,089,836)
Net assets
At beginning of period	2,581,432,911	2,596,522,747
At end of period	$2,130,051,803	$2,581,432,911
See Notes to Financial Statements
22

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.81	$10.15	$10.28	$9.59	$9.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.07	$0.14	$0.20	$0.20
Net realized and unrealized gain (loss)	(1.11)	(0.31)	(0.10)	0.70	0.06
Total from investment operations	$(0.96)	$(0.24)	$0.04	$0.90	$0.26
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.10)	$(0.17)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$8.69	$9.81	$10.15	$10.28	$9.59
Total return (%) (r)(s)(t)(x)	(9.83)	(2.43)	0.40	9.48	2.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.81	0.85	0.86
Expenses after expense reductions (f)	0.76	0.78	0.80	0.84	0.84
Net investment income (loss)	1.63	0.73	1.35	1.98	2.12
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$468,595	$589,493	$805,484	$702,063	$596,678
See Notes to Financial Statements
23

Financial Highlights – continued
Class B	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.80	$10.14	$10.27	$9.58	$9.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.00)(w)	$0.07	$0.12	$0.13
Net realized and unrealized gain (loss)	(1.11)	(0.32)	(0.10)	0.71	0.06
Total from investment operations	$(1.03)	$(0.32)	$(0.03)	$0.83	$0.19
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.02)	$(0.10)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$8.68	$9.80	$10.14	$10.27	$9.58
Total return (%) (r)(s)(t)(x)	(10.52)	(3.16)	(0.35)	8.68	1.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.54	1.56	1.60	1.61
Expenses after expense reductions (f)	1.51	1.53	1.55	1.59	1.60
Net investment income (loss)	0.83	(0.02)	0.66	1.23	1.37
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$1,529	$2,757	$4,468	$7,711	$8,811

Class C	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.83	$10.17	$10.29	$9.60	$9.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$(0.00)(w)	$0.07	$0.12	$0.13
Net realized and unrealized gain (loss)	(1.11)	(0.32)	(0.09)	0.71	0.05
Total from investment operations	$(1.04)	$(0.32)	$(0.02)	$0.83	$0.18
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.02)	$(0.10)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$8.70	$9.83	$10.17	$10.29	$9.60
Total return (%) (r)(s)(t)(x)	(10.58)	(3.15)	(0.25)	8.66	1.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.54	1.56	1.60	1.61
Expenses after expense reductions (f)	1.51	1.53	1.55	1.59	1.60
Net investment income (loss)	0.83	(0.01)	0.63	1.23	1.37
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$5,146	$10,187	$19,052	$20,084	$19,919
See Notes to Financial Statements
24

Financial Highlights – continued
Class I	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.80	$10.14	$10.27	$9.58	$9.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.10	$0.17	$0.22	$0.22
Net realized and unrealized gain (loss)	(1.12)	(0.32)	(0.10)	0.70	0.05
Total from investment operations	$(0.95)	$(0.22)	$0.07	$0.92	$0.27
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.12)	$(0.20)	$(0.23)	$(0.24)
Net asset value, end of period (x)	$8.67	$9.80	$10.14	$10.27	$9.58
Total return (%) (r)(s)(t)(x)	(9.71)	(2.18)	0.65	9.76	2.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.53	0.56	0.60	0.61
Expenses after expense reductions (f)	0.51	0.52	0.55	0.59	0.60
Net investment income (loss)	1.88	0.97	1.60	2.20	2.36
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$233,540	$274,851	$162,286	$96,407	$43,627

Class R1	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.80	$10.14	$10.27	$9.58	$9.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.00)(w)	$0.06	$0.12	$0.13
Net realized and unrealized gain (loss)	(1.11)	(0.32)	(0.09)	0.71	0.06
Total from investment operations	$(1.03)	$(0.32)	$(0.03)	$0.83	$0.19
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.02)	$(0.10)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$8.68	$9.80	$10.14	$10.27	$9.58
Total return (%) (r)(s)(t)(x)	(10.52)	(3.16)	(0.35)	8.68	1.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.54	1.56	1.60	1.61
Expenses after expense reductions (f)	1.51	1.53	1.55	1.59	1.60
Net investment income (loss)	0.89	(0.02)	0.61	1.23	1.37
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$1,587	$1,960	$2,274	$2,158	$2,125
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.80	$10.14	$10.27	$9.58	$9.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.05	$0.12	$0.17	$0.18
Net realized and unrealized gain (loss)	(1.11)	(0.32)	(0.10)	0.71	0.06
Total from investment operations	$(0.98)	$(0.27)	$0.02	$0.88	$0.24
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.07)	$(0.15)	$(0.19)	$(0.20)
Net asset value, end of period (x)	$8.68	$9.80	$10.14	$10.27	$9.58
Total return (%) (r)(s)(t)(x)	(10.07)	(2.67)	0.15	9.22	2.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.04	1.06	1.10	1.11
Expenses after expense reductions (f)	1.01	1.03	1.05	1.09	1.10
Net investment income (loss)	1.39	0.48	1.12	1.73	1.87
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$40,295	$49,375	$63,945	$78,519	$86,431

Class R3	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.81	$10.15	$10.27	$9.58	$9.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.07	$0.14	$0.20	$0.20
Net realized and unrealized gain (loss)	(1.12)	(0.31)	(0.09)	0.70	0.05
Total from investment operations	$(0.97)	$(0.24)	$0.05	$0.90	$0.25
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.10)	$(0.17)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$8.68	$9.81	$10.15	$10.27	$9.58
Total return (%) (r)(s)(t)(x)	(9.93)	(2.43)	0.50	9.49	2.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.81	0.85	0.86
Expenses after expense reductions (f)	0.76	0.78	0.80	0.84	0.85
Net investment income (loss)	1.62	0.73	1.36	1.99	2.12
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$27,808	$38,286	$49,242	$52,773	$66,977
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.81	$10.15	$10.28	$9.59	$9.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.10	$0.17	$0.22	$0.22
Net realized and unrealized gain (loss)	(1.11)	(0.32)	(0.10)	0.71	0.06
Total from investment operations	$(0.94)	$(0.22)	$0.07	$0.93	$0.28
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.12)	$(0.20)	$(0.24)	$(0.24)
Net asset value, end of period (x)	$8.69	$9.81	$10.15	$10.28	$9.59
Total return (%) (r)(s)(t)(x)	(9.60)	(2.18)	0.65	9.75	3.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.56	0.60	0.61
Expenses after expense reductions (f)	0.51	0.53	0.55	0.59	0.60
Net investment income (loss)	1.87	0.98	1.61	2.22	2.36
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$42,785	$53,252	$67,258	$73,230	$58,677

Class R6	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$9.80	$10.14	$10.27	$9.58	$9.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.11	$0.18	$0.23	$0.24
Net realized and unrealized gain (loss)	(1.11)	(0.32)	(0.10)	0.71	0.05
Total from investment operations	$(0.93)	$(0.21)	$0.08	$0.94	$0.29
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.13)	$(0.21)	$(0.25)	$(0.25)
Net asset value, end of period (x)	$8.68	$9.80	$10.14	$10.27	$9.58
Total return (%) (r)(s)(t)(x)	(9.52)	(2.08)	0.75	9.87	3.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.43	0.44	0.46	0.50	0.50
Expenses after expense reductions (f)	0.41	0.42	0.45	0.49	0.49
Net investment income (loss)	1.98	1.08	1.69	2.33	2.48
Portfolio turnover	198	398	307	113	56
Net assets at end of period (000 omitted)	$1,308,767	$1,561,273	$1,422,514	$1,220,812	$1,025,911

See Notes to Financial Statements
27

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service.
29

Notes to Financial Statements  - continued
Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of February 28, 2023 in valuing the fund's assets and liabilities:
30

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$776,294,511	$—	$776,294,511
Municipal Bonds	—	17,999,370	—	17,999,370
U.S. Corporate Bonds	—	9,376,356	—	9,376,356
Residential Mortgage-Backed Securities	—	1,024,394,818	—	1,024,394,818
Commercial Mortgage-Backed Securities	—	85,139,495	—	85,139,495
Asset-Backed Securities (including CDOs)	—	50,111,519	—	50,111,519
Mutual Funds	179,832,235	—	—	179,832,235
Total	$179,832,235	$1,963,316,069	$—	$2,143,148,304
Other Financial Instruments
Futures Contracts – Assets	$93,483	$—	$—	$93,483
Futures Contracts – Liabilities	(965,346)	—	—	(965,346)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
31

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$93,483	$(965,346)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(47,715,958)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts
Interest Rate	$(2,806,758)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party
32

Notes to Financial Statements  - continued
to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
33

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
34

Notes to Financial Statements  - continued
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/23	Year ended 2/28/22
Ordinary income (including any short-term capital gains)	$44,759,748	$30,875,262
35

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/23
Cost of investments	$2,326,333,813
Gross appreciation	1,689,821
Gross depreciation	(185,747,193)
Net unrealized appreciation (depreciation)	$(184,057,372)
Undistributed ordinary income	14,088,188
Capital loss carryforwards	(204,998,297)
Other temporary differences	(4,922,657)
Total distributable earnings (loss)	$(379,890,138)
As of February 28, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(83,581,935)
Long-Term	(121,416,362)
Total	$(204,998,297)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/23	Year ended 2/28/22
Class A	$8,867,727	$6,866,841
Class B	18,682	7,613
Class C	67,107	30,740
Class I	4,959,100	2,502,609
Class R1	17,491	4,340
Class R2	647,768	407,067
Class R3	562,865	416,860
Class R4	868,517	772,308
Class R6	28,750,491	19,866,884
Total	$44,759,748	$30,875,262
36

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.35%
In excess of $2.5 billion and up to $5 billion	0.30%
In excess of $5 billion	0.29%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2023. For the year ended February 28, 2023, this management fee reduction amounted to $311,446, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2023 was equivalent to an annual effective rate of 0.36% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.80%	1.55%	1.55%	0.55%	1.55%	1.05%	0.80%	0.55%	0.44%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2024. For the year ended February 28, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $9,380 for the year ended February 28, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
37

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,274,319
Class B	0.75%	0.25%	1.00%	1.00%	19,960
Class C	0.75%	0.25%	1.00%	1.00%	72,864
Class R1	0.75%	0.25%	1.00%	1.00%	17,559
Class R2	0.25%	0.25%	0.50%	0.50%	215,815
Class R3	—	0.25%	0.25%	0.25%	81,205
Total Distribution and Service Fees					$1,681,722
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2023, this rebate amounted to $885 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2023, were as follows:
Amount
Class A	$82,580
Class B	1,956
Class C	374
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2023, the fee was $220,339, which equated to 0.0098% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $974,803.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
38

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2023 was equivalent to an annual effective rate of 0.0161% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,832 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 28, 2023. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $3,959 at February 28, 2023, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 11 shares of Class R6 for an aggregate amount of $102.
(4) Portfolio Securities
For the year ended February 28, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$4,312,904,188	$4,534,496,533
Non-U.S. Government securities	25,837,252	71,926,553
39

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/23		Year ended 2/28/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,608,163	$77,542,261	12,865,232	$129,822,253
Class B	6,271	60,226	21,933	216,332
Class C	107,209	979,565	205,708	2,075,649
Class I	6,457,198	58,069,206	18,031,612	182,635,307
Class R1	17,127	154,253	21,801	219,632
Class R2	1,359,314	12,281,140	797,169	8,008,502
Class R3	1,036,197	9,344,478	887,626	8,929,415
Class R4	1,141,117	10,200,677	1,720,152	17,301,502
Class R6	12,743,386	114,469,579	27,045,019	273,000,607
	31,475,982	$283,101,385	61,596,252	$622,209,199
Shares issued to shareholders in reinvestment of distributions
Class A	942,599	$8,394,304	573,886	$5,784,485
Class B	2,103	18,602	730	7,374
Class C	7,370	65,405	2,956	29,928
Class I	535,799	4,765,741	232,686	2,336,109
Class R1	1,979	17,475	430	4,337
Class R2	72,622	644,607	39,925	402,161
Class R3	63,239	562,856	41,361	416,755
Class R4	31,462	280,532	28,135	283,710
Class R6	3,169,327	28,224,056	1,940,314	19,521,118
	4,826,500	$42,973,578	2,860,423	$28,785,977
Shares reacquired
Class A	(15,693,409)	$(141,722,518)	(32,694,309)	$(330,894,993)
Class B	(113,486)	(1,032,921)	(181,994)	(1,831,424)
Class C	(559,768)	(5,073,505)	(1,045,840)	(10,566,047)
Class I	(8,124,551)	(72,935,528)	(6,214,095)	(62,539,024)
Class R1	(36,152)	(324,927)	(46,555)	(467,553)
Class R2	(1,826,618)	(16,564,007)	(2,104,748)	(21,209,554)
Class R3	(1,800,829)	(16,274,771)	(1,877,643)	(18,929,424)
Class R4	(1,675,006)	(15,234,061)	(2,945,540)	(29,635,565)
Class R6	(24,396,879)	(220,656,314)	(9,948,777)	(99,962,085)
	(54,226,698)	$(489,818,552)	(57,059,501)	$(576,035,669)
40

Notes to Financial Statements  - continued
	Year ended 2/28/23		Year ended 2/28/22
	Shares	Amount	Shares	Amount
Net change
Class A	(6,142,647)	$(55,785,953)	(19,255,191)	$(195,288,255)
Class B	(105,112)	(954,093)	(159,331)	(1,607,718)
Class C	(445,189)	(4,028,535)	(837,176)	(8,460,470)
Class I	(1,131,554)	(10,100,581)	12,050,203	122,432,392
Class R1	(17,046)	(153,199)	(24,324)	(243,584)
Class R2	(394,682)	(3,638,260)	(1,267,654)	(12,798,891)
Class R3	(701,393)	(6,367,437)	(948,656)	(9,583,254)
Class R4	(502,427)	(4,752,852)	(1,197,253)	(12,050,353)
Class R6	(8,484,166)	(77,962,679)	19,036,556	192,559,640
	(17,924,216)	$(163,743,589)	7,397,174	$74,959,507
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime Income Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 29%, 18%, 3%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2023, the fund’s commitment fee and interest expense were $10,947 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
41

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$677,447,936	$1,322,516,628	$1,820,115,489	$(18,693)	$1,853	$179,832,235

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$3,714,566	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
(9) Subsequent Event
On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
42

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund (the “Fund”), including the portfolio of investments, as of February 28, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
43

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
44

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
46

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
47

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Geoffrey Schechter Jake Stone
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
February 28, 2023
MFS®  New Discovery
Value Fund
NDV-ANN

MFS® New Discovery
Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Markets — which rallied in late 2022 and early 2023 on signs of peaking inflation, hopes that monetary policy tightening cycles may be nearing an end and a rapid reopening of China’s economy — have hit turbulence after the sudden collapse of two US regional banks and the government-led merger of Switzerland’s two largest lenders. At the same time, US inflation data suggest that price pressures will prove more persistent than expected, making the US Federal Reserve’s job of trying to corral four-decade-high inflation without tipping the economy into recession that much more difficult. On a positive note, markets have largely adjusted to the challenges posed by Russia’s invasion of Ukraine, thanks in part to mild European winter weather that has alleviated concerns over potential near-term shortages of natural gas. Resilient labor markets in much of the developed world have further contributed to a brighter-than-expected economic backdrop. However, after the recent banking turmoil, investors are increasingly mindful that the lagged effects of ongoing monetary policy tightening have yet to fully work their way through the global economy.
One result of the banking crisis has been a rally in global government bond markets as investors sense that the global monetary tightening campaign is nearing its end, and the resulting lower yields have eased some of the pressure on interest rate–sensitive parts of the economy. Over the near term, amid tighter financial conditions, we feel companies will face a challenging earnings backdrop as they are forced to absorb higher input and labor costs while pricing power dwindles. As for fixed income, the rise in interest rates in recent months has made bonds more attractive than they have been in years, which may provide balance for investors’ portfolios.
During times of market transition, it is important to have a deep understanding of company fundamentals, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
April 14, 2023
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
International Game Technology PLC	1.7%
Berry Global, Inc.	1.5%
Umpqua Holdings Corp.	1.5%
Cathay General Bancorp, Inc.	1.5%
KBR, Inc.	1.4%
Prosperity Bancshares, Inc.	1.4%
Nomad Foods Ltd.	1.4%
Selective Insurance Group, Inc.	1.4%
Phillips Edison & Co., REIT	1.3%
Avient Corp.	1.3%
GICS equity sectors (g)
Financials	22.0%
Consumer Discretionary	15.2%
Industrials	15.1%
Materials	12.3%
Health Care	7.2%
Energy	7.0%
Information Technology	6.8%
Real Estate	6.4%
Utilities	4.4%
Consumer Staples	2.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of February 28, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended February 28, 2023, Class A shares of the MFS New Discovery Value Fund (fund) provided a total return of -2.88%, at net asset value. This compares with a return of -4.40% for the fund’s benchmark, the Russell 2000® Value Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates have risen substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Late in the period, China abruptly ended its Zero-COVID policy, helping unleash a substantial amount of pent-up demand in the world’s second-largest economy and sending ripple effects throughout the global economy. A shift in consumption patterns in the parts of the world that reopened earlier favored services over goods, straining already tight labor markets in many developed economies, while reducing demand for manufactured goods, primarily from Asia. The combination of these factors contributed to market volatility.
Policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band toward the end of the period, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors appeared to have interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (most notably semiconductors) may be moderating, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the Russell 2000® Value Index, favorable stock selection within both the industrials and consumer discretionary sectors contributed to the fund's performance. Within the industrials sector, the fund’s holdings of strong-performing bearings and power transmission products manufacturer Timken Co(b) and electrical connection and protection solution provider nVent Electric(b) benefited relative returns. Within the
3

Management Review - continued
consumer discretionary sector, holdings of specialty value retailer Five Below(b)(h) strengthened relative performance as the company reported stronger-than-expected sales and margins amid higher in-store customer traffic.
The fund’s underweight position in the communication services sector also supported relative performance. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors for the reporting period.
Elsewhere, the fund’s holdings of integrated payment and frictionless commerce solutions provider Paya(b)(h), financial services firm Element Fleet Management(b) (Canada), consumer goods packaging manufacturer Silgan Holdings(b), oil transportation and storage company Plains GP Holdings(b) and reinsurer Everest Re Group(b) were among the fund’s top relative contributors. The timing of the fund’s ownership in shares of oilfield technology solutions provider ChampionX, and overweight position in energy services provider Expro Group Holdings, further benefited relative performance. The stock price of ChampionX climbed as the company delivered earnings results above market expectations, driven by higher-than-expected revenues in its chemical technologies segment, and announced an increase in its share buyback program.
Detractors from Performance
Stock selection within both the energy and consumer staples sectors detracted from the fund’s relative performance. Within the energy sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's largest relative detractors for the reporting period. Within the consumer staples sector, the fund’s holdings of poor-performing frozen food manufacturer Nomad Foods(b) weighed on relative returns. The stock price of Nomad Foods declined as the company reported weaker sales volumes and depressed margins due to cost increases.
Stocks in other sectors that held back relative performance included the fund’s holdings of clinical development company Syneos Health(b), cleaning and hygiene products provider Diversey Holdings(b), drug and diagnostic company Maravai Lifesciences Holdings(b), education loan administrator SLM Corp(b), beverage can manufacturer Ardagh Metal Packaging(b), commercial products maker Newell Brands(b) and banking and financial services company Zions Bancorp(b). The stock price of Maravai Lifesciences fell as the company lowered its guidance for 2023, notably trimming its COVID CleanCap outlook given the slower uptake of bivalent boosters. The fund’s overweight positions in youth apparel retailer Zumiez and real estate investment trust Industrial Logistics Properties Trust(h) further detracted from relative returns.
4

Management Review - continued
Respectfully,
Portfolio Manager(s)
Richard Offen and Kevin Schmitz
Note to Shareholders: Effective December 31, 2023, Kevin Schmitz will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 2/28/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 2/28/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	5/26/11	(2.88)%	10.43%	11.07%
B	5/26/11	(3.61)%	9.61%	10.24%
C	5/26/11	(3.65)%	9.61%	10.23%
I	5/26/11	(2.70)%	10.70%	11.34%
R1	5/26/11	(3.60)%	9.60%	10.24%
R2	5/26/11	(3.13)%	10.15%	10.80%
R3	5/26/11	(2.92)%	10.42%	11.07%
R4	5/26/11	(2.66)%	10.71%	11.35%
R6	7/02/12	(2.59)%	10.83%	11.46%
Comparative benchmark(s)
Russell 2000® Value Index (f)	(4.40)%	6.38%	8.46%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(8.47)%	9.13%	10.41%
B With CDSC (Declining over six years from 4% to 0%) (v)	(7.20)%	9.33%	10.24%
C With CDSC (1% for 12 months) (v)	(4.55)%	9.61%	10.23%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Value Index(h) - a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
September 1, 2022 through February 28, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/22	Ending Account Value 2/28/23	Expenses Paid During Period (p) 9/01/22-2/28/23
A	Actual	1.18%	$1,000.00	$1,091.14	$6.12
	Hypothetical (h)	1.18%	$1,000.00	$1,018.94	$5.91
B	Actual	1.93%	$1,000.00	$1,087.12	$9.99
	Hypothetical (h)	1.93%	$1,000.00	$1,015.22	$9.64
C	Actual	1.93%	$1,000.00	$1,086.74	$9.99
	Hypothetical (h)	1.93%	$1,000.00	$1,015.22	$9.64
I	Actual	0.93%	$1,000.00	$1,091.99	$4.82
	Hypothetical (h)	0.93%	$1,000.00	$1,020.18	$4.66
R1	Actual	1.91%	$1,000.00	$1,087.26	$9.88
	Hypothetical (h)	1.91%	$1,000.00	$1,015.32	$9.54
R2	Actual	1.43%	$1,000.00	$1,089.99	$7.41
	Hypothetical (h)	1.43%	$1,000.00	$1,017.70	$7.15
R3	Actual	1.18%	$1,000.00	$1,090.97	$6.12
	Hypothetical (h)	1.18%	$1,000.00	$1,018.94	$5.91
R4	Actual	0.93%	$1,000.00	$1,092.31	$4.82
	Hypothetical (h)	0.93%	$1,000.00	$1,020.18	$4.66
R6	Actual	0.84%	$1,000.00	$1,092.61	$4.36
	Hypothetical (h)	0.84%	$1,000.00	$1,020.63	$4.21
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class R1 shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.
10

Portfolio of Investments
2/28/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Aerospace & Defense – 2.2%
CACI International, Inc., “A” (a)	108,114	$31,677,402
KBR, Inc.	984,553	54,258,716
		$85,936,118
Apparel Manufacturers – 3.6%
Canada Goose Holdings, Inc. (a)(l)	1,739,929	$32,728,064
PVH Corp.	479,792	38,498,510
Skechers USA, Inc., “A” (a)	1,118,776	49,796,720
Under Amour, Inc., “C” (a)	1,972,955	17,362,004
		$138,385,298
Automotive – 3.1%
LKQ Corp.	824,706	$47,247,407
Methode Electronics, Inc.	887,788	43,261,909
Visteon Corp. (a)	175,238	29,271,755
		$119,781,071
Business Services – 2.3%
HireRight Holdings Corp. (a)	1,457,176	$16,058,079
TaskUs, Inc., “A” (a)	1,064,321	18,311,643
Thoughtworks Holding, Inc. (a)	2,228,415	16,401,134
TriNet Group, Inc. (a)	177,888	14,741,579
WNS (Holdings) Ltd., ADR (a)	254,491	22,120,358
		$87,632,793
Chemicals – 2.4%
Avient Corp.	1,191,577	$51,988,505
Element Solutions, Inc.	2,045,521	42,015,001
		$94,003,506
Computer Software – 1.9%
ACI Worldwide, Inc. (a)	1,474,043	$38,104,011
Dun & Bradstreet Holdings, Inc.	1,600,663	19,223,963
Everbridge, Inc. (a)	478,803	15,647,282
		$72,975,256
Computer Software - Systems – 1.2%
Softchoice Corp. (l)	1,818,140	$22,198,763
Verint Systems, Inc. (a)	672,835	25,150,572
		$47,349,335
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 1.0%
Toll Brothers, Inc.	634,686	$38,043,079
Consumer Products – 1.9%
Newell Brands, Inc.	2,063,854	$30,318,015
Prestige Consumer Healthcare, Inc. (a)	719,870	43,372,168
		$73,690,183
Consumer Services – 1.6%
Bright Horizons Family Solutions, Inc. (a)	394,861	$31,130,841
Grand Canyon Education, Inc. (a)	274,451	31,092,554
		$62,223,395
Containers – 3.3%
Ardagh Metal Packaging S.A.	4,955,329	$23,884,686
Graphic Packaging Holding Co.	1,836,217	43,701,965
Pactiv Evergreen, Inc.	1,203,480	13,009,619
Silgan Holdings, Inc.	872,649	46,599,456
		$127,195,726
Electrical Equipment – 4.5%
Berry Global, Inc.	957,615	$59,467,892
nVent Electric PLC	962,541	44,122,879
TriMas Corp.	1,337,927	40,124,431
Vertiv Holdings Co.	1,913,060	31,087,225
		$174,802,427
Electronics – 1.6%
Cohu, Inc. (a)	809,604	$30,117,269
Plexus Corp. (a)	324,368	31,103,647
		$61,220,916
Energy - Independent – 2.8%
CNX Resources Corp. (a)	2,523,424	$38,734,558
Magnolia Oil & Gas Corp., “A”	1,346,320	29,417,092
Viper Energy Partners LP	1,355,995	38,822,137
		$106,973,787
Food & Beverages – 2.1%
Hostess Brands, Inc. (a)	1,198,974	$29,614,658
Nomad Foods Ltd. (a)	2,947,637	52,821,655
		$82,436,313
Gaming & Lodging – 1.7%
International Game Technology PLC	2,489,225	$66,113,816
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 4.1%
CNO Financial Group, Inc.	1,522,283	$39,000,890
Everest Re Group Ltd.	84,484	32,439,322
Hanover Insurance Group, Inc.	248,962	34,725,220
Selective Insurance Group, Inc.	518,868	52,680,668
		$158,846,100
Leisure & Toys – 1.7%
Brunswick Corp.	345,669	$30,218,384
Funko, Inc., “A” (a)	1,571,841	16,991,601
Hayward Holdings, Inc. (a)	1,444,126	17,777,191
		$64,987,176
Machinery & Tools – 4.7%
ESAB Corp.	690,245	$40,482,869
Flowserve Corp.	1,183,841	41,067,444
ITT, Inc.	236,957	21,537,022
Regal Rexnord Corp.	230,705	36,368,336
Timken Co.	509,666	43,550,960
		$183,006,631
Medical & Health Technology & Services – 2.5%
ICON PLC (a)	146,539	$33,063,595
Premier, Inc., “A”	1,095,116	35,251,784
Syneos Health, Inc. (a)	672,034	27,029,207
		$95,344,586
Medical Equipment – 3.0%
Agiliti Health, Inc. (a)	1,071,608	$20,424,849
Envista Holdings Corp. (a)	982,462	37,981,981
Maravai Lifesciences Holdings, Inc., “A” (a)	1,111,983	16,401,749
Quidel Corp. (a)	344,133	29,918,923
Sotera Health Co. (a)	769,352	12,840,485
		$117,567,987
Metals & Mining – 1.4%
Arconic Corp. (a)	1,340,455	$35,441,630
Kaiser Aluminum Corp.	214,121	16,984,078
		$52,425,708
Natural Gas - Distribution – 2.0%
New Jersey Resources Corp.	740,171	$37,770,926
ONE Gas, Inc.	506,309	40,585,730
		$78,356,656
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 1.2%
Plains GP Holdings LP	3,269,088	$45,473,014
Oil Services – 3.0%
ChampionX Corp.	1,471,729	$44,990,756
Expro Group Holdings N.V. (a)	1,929,752	43,863,263
Helmerich & Payne	630,705	26,540,066
		$115,394,085
Other Banks & Diversified Financials – 19.1%
Air Lease Corp.	1,185,113	$51,291,691
Bank of Hawaii Corp.	441,076	33,018,949
Brookline Bancorp, Inc.	2,707,253	35,085,999
Cathay General Bancorp, Inc.	1,325,961	56,910,246
East West Bancorp, Inc.	617,271	47,042,223
Element Fleet Management Corp.	1,845,145	26,355,351
First Hawaiian, Inc.	1,349,170	36,899,799
First Interstate BancSystem, Inc.	1,113,363	39,568,921
Hanmi Financial Corp.	1,165,439	27,527,669
Pacific Premier Bancorp, Inc.	998,563	32,373,412
Prosperity Bancshares, Inc.	728,183	53,514,169
Sandy Spring Bancorp, Inc.	630,786	20,784,399
Signature Bank	133,506	15,359,865
SLM Corp.	3,059,737	43,999,018
Texas Capital Bancshares, Inc. (a)	498,208	32,996,316
Textainer Group Holdings Ltd.	647,670	21,321,296
UMB Financial Corp.	555,921	50,399,798
Umpqua Holdings Corp.	3,250,874	57,410,435
Wintrust Financial Corp.	223,408	20,582,579
Zions Bancorp NA	653,495	33,079,917
		$735,522,052
Pharmaceuticals – 0.6%
Organon & Co.	870,908	$21,328,537
Real Estate – 7.1%
Brixmor Property Group, Inc., REIT	1,157,078	$26,196,246
Broadstone Net Lease, Inc., REIT	2,538,558	45,059,405
Cushman & Wakefield PLC (a)	1,443,517	18,679,110
Douglas Emmett, Inc., REIT	603,121	8,522,100
Empire State Realty Trust, REIT, “A”	3,918,780	28,567,906
LXP Industrial Trust, REIT	3,055,700	31,870,951
National Storage Affiliates Trust, REIT	795,822	33,663,271
Phillips Edison & Co., REIT	1,526,003	52,021,442
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Two Harbors Investment Corp., REIT	1,651,855	$27,371,237
		$271,951,668
Restaurants – 0.9%
Jack in the Box, Inc.	419,445	$32,884,488
Specialty Chemicals – 2.6%
Axalta Coating Systems Ltd. (a)	1,328,945	$39,602,561
Diversey Holdings Ltd. (a)	6,441,115	38,066,990
Quaker Chemical Corp.	122,662	24,014,766
		$101,684,317
Specialty Stores – 2.5%
Monro Muffler Brake, Inc.	539,290	$27,201,787
Urban Outfitters, Inc. (a)	1,501,087	40,454,295
Zumiez, Inc. (a)(h)	1,156,726	26,905,447
		$94,561,529
Trucking – 2.5%
RXO, Inc. (a)	1,461,785	$30,068,917
Schneider National, Inc.	1,217,295	34,157,298
XPO Logistics, Inc. (a)	988,817	32,986,935
		$97,213,150
Utilities - Electric Power – 2.4%
Black Hills Corp.	727,477	$44,674,363
Portland General Electric Co.	964,118	46,084,840
		$90,759,203
Total Common Stocks (Identified Cost, $3,093,616,384)		$3,796,069,906
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 4.55% (v) (Identified Cost, $38,401,851)	38,401,851	$38,401,851
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.59% (j) (Identified Cost, $9,026,775)	9,026,775	$9,026,775

Other Assets, Less Liabilities – 0.3%		10,002,194
Net Assets – 100.0%		$3,853,500,726

(a)	Non-income producing security.
15

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $65,307,298 and $3,778,191,234, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 2/28/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $8,925,725 of securities on loan (identified cost, $3,080,152,190)	$3,778,191,234
Investments in affiliated issuers, at value (identified cost, $60,892,820)	65,307,298
Cash	310,989
Receivables for
Investments sold	23,971,775
Fund shares sold	2,329,888
Interest and dividends	3,979,267
Other assets	11,174
Total assets	$3,874,101,625
Liabilities
Payables for
Investments purchased	$1,622,157
Fund shares reacquired	8,946,057
Collateral for securities loaned, at value	9,026,775
Payable to affiliates
Investment adviser	168,098
Administrative services fee	3,216
Shareholder servicing costs	563,136
Distribution and service fees	7,600
Payable for independent Trustees' compensation	63
Accrued expenses and other liabilities	263,797
Total liabilities	$20,600,899
Net assets	$3,853,500,726
Net assets consist of
Paid-in capital	$3,150,820,893
Total distributable earnings (loss)	702,679,833
Net assets	$3,853,500,726
Shares of beneficial interest outstanding	211,740,220
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$306,254,013	16,989,851	$18.03
Class B	4,022,899	239,101	16.83
Class C	29,474,081	1,764,741	16.70
Class I	1,604,805,682	88,158,539	18.20
Class R1	2,196,011	130,739	16.80
Class R2	5,676,915	318,299	17.84
Class R3	99,011,686	5,479,532	18.07
Class R4	73,846,123	4,049,165	18.24
Class R6	1,728,213,316	94,610,253	18.27

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.13 [100 / 94.25 x $18.03]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 2/28/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$69,543,912
Dividends from affiliated issuers	987,529
Other	257,931
Income on securities loaned	55,316
Foreign taxes withheld	(475,637)
Total investment income	$70,369,051
Expenses
Management fee	$30,986,258
Distribution and service fees	1,413,236
Shareholder servicing costs	2,219,479
Administrative services fee	610,977
Independent Trustees' compensation	60,190
Custodian fee	129,834
Shareholder communications	300,952
Audit and tax fees	65,316
Legal fees	18,969
Miscellaneous	245,037
Total expenses	$36,050,248
Reduction of expenses by investment adviser and distributor	(528,196)
Net expenses	$35,522,052
Net investment income (loss)	$34,846,999
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$179,583,837
Affiliated issuers	(441,407)
Foreign currency	6,749
Net realized gain (loss)	$179,149,179
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(326,825,833)
Affiliated issuers	(21,284,202)
Net unrealized gain (loss)	$(348,110,035)
Net realized and unrealized gain (loss)	$(168,960,856)
Change in net assets from operations	$(134,113,857)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	2/28/23	2/28/22
Change in net assets
From operations
Net investment income (loss)	$34,846,999	$20,645,545
Net realized gain (loss)	179,149,179	515,912,927
Net unrealized gain (loss)	(348,110,035)	147,863,386
Change in net assets from operations	$(134,113,857)	$684,421,858
Total distributions to shareholders	$(293,062,186)	$(372,836,514)
Change in net assets from fund share transactions	$(11,547,898)	$249,455,580
Total change in net assets	$(438,723,941)	$561,040,924
Net assets
At beginning of period	4,292,224,667	3,731,183,743
At end of period	$3,853,500,726	$4,292,224,667
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$20.03	$18.53	$14.12	$15.16	$14.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.05	$0.07	$0.10	$0.05
Net realized and unrealized gain (loss)	(0.77)	3.32	4.66	(0.38)	1.21
Total from investment operations	$(0.65)	$3.37	$4.73	$(0.28)	$1.26
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)	$—	$(0.10)	$(0.04)
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.35)	$(1.87)	$(0.32)	$(0.76)	$(1.02)
Net asset value, end of period (x)	$18.03	$20.03	$18.53	$14.12	$15.16
Total return (%) (r)(s)(t)(x)	(2.88)	18.34	34.47	(2.41)	8.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.20	1.19	1.23	1.23	1.29
Expenses after expense reductions	1.18	1.18	1.22	1.22	1.28
Net investment income (loss)	0.65	0.25	0.53	0.64	0.31
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$306,254	$361,165	$333,743	$331,255	$318,067
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$18.77	$17.54	$13.48	$14.52	$14.40
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.09)	$(0.03)	$(0.02)	$(0.07)
Net realized and unrealized gain (loss)	(0.73)	3.13	4.41	(0.36)	1.17
Total from investment operations	$(0.74)	$3.04	$4.38	$(0.38)	$1.10
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)	$—	$—	$—
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.20)	$(1.81)	$(0.32)	$(0.66)	$(0.98)
Net asset value, end of period (x)	$16.83	$18.77	$17.54	$13.48	$14.52
Total return (%) (r)(s)(t)(x)	(3.61)	17.45	33.50	(3.11)	8.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.95	1.94	1.98	1.98	2.04
Expenses after expense reductions	1.93	1.93	1.97	1.97	2.03
Net investment income (loss)	(0.09)	(0.49)	(0.21)	(0.12)	(0.48)
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$4,023	$6,016	$6,032	$6,207	$7,198
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$18.66	$17.45	$13.41	$14.45	$14.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.09)	$(0.03)	$(0.02)	$(0.08)
Net realized and unrealized gain (loss)	(0.72)	3.11	4.39	(0.36)	1.18
Total from investment operations	$(0.74)	$3.02	$4.36	$(0.38)	$1.10
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$—	$—	$—
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.22)	$(1.81)	$(0.32)	$(0.66)	$(0.98)
Net asset value, end of period (x)	$16.70	$18.66	$17.45	$13.41	$14.45
Total return (%) (r)(s)(t)(x)	(3.65)	17.42	33.52	(3.12)	8.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.95	1.94	1.98	1.98	2.04
Expenses after expense reductions	1.93	1.93	1.97	1.97	2.03
Net investment income (loss)	(0.09)	(0.48)	(0.21)	(0.11)	(0.56)
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$29,474	$37,588	$39,061	$38,477	$41,046
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$20.22	$18.69	$14.21	$15.25	$15.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.10	$0.11	$0.14	$0.12
Net realized and unrealized gain (loss)	(0.78)	3.35	4.70	(0.39)	1.19
Total from investment operations	$(0.62)	$3.45	$4.81	$(0.25)	$1.31
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.20)	$(0.01)	$(0.13)	$(0.08)
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.40)	$(1.92)	$(0.33)	$(0.79)	$(1.06)
Net asset value, end of period (x)	$18.20	$20.22	$18.69	$14.21	$15.25
Total return (%) (r)(s)(t)(x)	(2.70)	18.64	34.82	(2.17)	9.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.94	0.98	0.98	1.04
Expenses after expense reductions	0.93	0.93	0.97	0.97	1.03
Net investment income (loss)	0.91	0.46	0.78	0.89	0.77
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$1,604,806	$1,795,671	$1,430,510	$1,119,891	$917,167
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$18.78	$17.55	$13.49	$14.53	$14.41
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.10)	$(0.03)	$(0.02)	$(0.06)
Net realized and unrealized gain (loss)	(0.74)	3.14	4.41	(0.36)	1.16
Total from investment operations	$(0.75)	$3.04	$4.38	$(0.38)	$1.10
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.09)	$—	$(0.00)(w)	$—
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.23)	$(1.81)	$(0.32)	$(0.66)	$(0.98)
Net asset value, end of period (x)	$16.80	$18.78	$17.55	$13.49	$14.53
Total return (%) (r)(s)(t)(x)	(3.65)	17.45	33.47	(3.08)	8.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.95	1.94	1.98	1.98	2.04
Expenses after expense reductions	1.92	1.93	1.96	1.97	2.03
Net investment income (loss)	(0.09)	(0.51)	(0.22)	(0.11)	(0.42)
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$2,196	$2,224	$2,320	$1,453	$1,581
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$19.84	$18.38	$14.04	$15.09	$14.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.01	$0.04	$0.06	$0.02
Net realized and unrealized gain (loss)	(0.76)	3.28	4.62	(0.38)	1.19
Total from investment operations	$(0.69)	$3.29	$4.66	$(0.32)	$1.21
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.11)	$—	$(0.07)	$(0.01)
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.31)	$(1.83)	$(0.32)	$(0.73)	$(0.99)
Net asset value, end of period (x)	$17.84	$19.84	$18.38	$14.04	$15.09
Total return (%) (r)(s)(t)(x)	(3.13)	18.02	34.16	(2.64)	8.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.45	1.44	1.48	1.47	1.54
Expenses after expense reductions	1.43	1.43	1.47	1.47	1.53
Net investment income (loss)	0.40	0.05	0.29	0.40	0.16
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$5,677	$6,251	$4,779	$5,054	$3,719
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$20.08	$18.57	$14.15	$15.20	$14.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.05	$0.07	$0.10	$0.06
Net realized and unrealized gain (loss)	(0.78)	3.33	4.67	(0.38)	1.20
Total from investment operations	$(0.66)	$3.38	$4.74	$(0.28)	$1.26
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)	$(0.00)(w)	$(0.11)	$(0.04)
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.35)	$(1.87)	$(0.32)	$(0.77)	$(1.02)
Net asset value, end of period (x)	$18.07	$20.08	$18.57	$14.15	$15.20
Total return (%) (r)(s)(t)(x)	(2.92)	18.36	34.47	(2.41)	8.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.20	1.19	1.23	1.22	1.29
Expenses after expense reductions	1.18	1.18	1.22	1.21	1.28
Net investment income (loss)	0.65	0.24	0.53	0.64	0.40
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$99,012	$104,164	$88,963	$76,069	$45,355
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$20.25	$18.72	$14.23	$15.27	$15.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.09	$0.11	$0.14	$0.10
Net realized and unrealized gain (loss)	(0.78)	3.36	4.71	(0.38)	1.21
Total from investment operations	$(0.61)	$3.45	$4.82	$(0.24)	$1.31
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.20)	$(0.01)	$(0.14)	$(0.08)
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.40)	$(1.92)	$(0.33)	$(0.80)	$(1.06)
Net asset value, end of period (x)	$18.24	$20.25	$18.72	$14.23	$15.27
Total return (%) (r)(s)(t)(x)	(2.66)	18.60	34.84	(2.16)	9.19
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.94	0.98	0.98	1.03
Expenses after expense reductions	0.93	0.93	0.97	0.97	1.03
Net investment income (loss)	0.91	0.45	0.78	0.89	0.66
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$73,846	$103,464	$104,206	$82,613	$71,765
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	2/28/23	2/28/22	2/28/21	2/29/20	2/28/19
Net asset value, beginning of period	$20.29	$18.75	$14.24	$15.27	$15.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.13	$0.13	$0.16	$0.12
Net realized and unrealized gain (loss)	(0.78)	3.35	4.71	(0.38)	1.20
Total from investment operations	$(0.60)	$3.48	$4.84	$(0.22)	$1.32
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.22)	$(0.01)	$(0.15)	$(0.09)
From net realized gain	(1.12)	(1.72)	(0.32)	(0.66)	(0.98)
Total distributions declared to shareholders	$(1.42)	$(1.94)	$(0.33)	$(0.81)	$(1.07)
Net asset value, end of period (x)	$18.27	$20.29	$18.75	$14.24	$15.27
Total return (%) (r)(s)(t)(x)	(2.59)	18.75	34.98	(2.02)	9.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.85	0.84	0.87	0.87	0.92
Expenses after expense reductions	0.84	0.83	0.86	0.86	0.92
Net investment income (loss)	1.00	0.62	0.89	0.99	0.78
Portfolio turnover	30	44	48	44	57
Net assets at end of period (000 omitted)	$1,728,213	$1,875,681	$1,721,570	$1,303,575	$938,134

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. Effective September 8, 2022, and in accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a
30

Notes to Financial Statements  - continued
third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant
31

Notes to Financial Statements  - continued
unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,796,069,906	$—	$—	$3,796,069,906
Mutual Funds	47,428,626	—	—	47,428,626
Total	$3,843,498,532	$—	$—	$3,843,498,532
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $8,925,725. The fair value of the fund's investment securities on loan and a related liability of $9,026,775 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the
32

Notes to Financial Statements  - continued
Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
33

Notes to Financial Statements  - continued
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 2/28/23	Year ended 2/28/22
Ordinary income (including any short-term capital gains)	$98,166,756	$165,834,643
Long-term capital gains	194,895,430	207,001,871
Total distributions	$293,062,186	$372,836,514
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 2/28/23
Cost of investments	$3,198,411,997
Gross appreciation	869,608,219
Gross depreciation	(224,521,684)
Net unrealized appreciation (depreciation)	$645,086,535
Undistributed ordinary income	50,558,747
Undistributed long-term capital gain	7,034,551
Total distributable earnings (loss)	$702,679,833
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 2/28/23	Year ended 2/28/22
Class A	$22,849,984	$31,886,235
Class B	319,016	572,192
Class C	2,234,690	3,520,445
Class I	123,507,919	151,035,934
Class R1	154,412	226,208
Class R2	430,752	501,000
Class R3	6,677,151	8,905,282
Class R4	5,586,823	8,957,807
Class R6	131,301,439	167,231,411
Total	$293,062,186	$372,836,514
34

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until June 30, 2023. For the year ended February 28, 2023, this management fee reduction amounted to $527,852, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2023 was equivalent to an annual effective rate of 0.79% of the fund's average daily net assets.
For the period from March 1, 2022 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.10%
This written agreement terminated on July 31, 2022. For the period from March 1, 2022 through July 31, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.07%
35

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2024. For the period from August 1, 2022 through February 28, 2023, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $10,103 for the year ended February 28, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 772,903
Class B	0.75%	0.25%	1.00%	1.00%	46,262
Class C	0.75%	0.25%	1.00%	1.00%	313,098
Class R1	0.75%	0.25%	1.00%	0.99%	20,748
Class R2	0.25%	0.25%	0.50%	0.50%	29,230
Class R3	—	0.25%	0.25%	0.25%	230,995
Total Distribution and Service Fees					$1,413,236
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended February 28, 2023, this rebate amounted to $150 and $194 for Class A and Class R1 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
36

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2023, were as follows:
Amount
Class A	$81
Class B	6,552
Class C	357
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended February 28, 2023, the fee was $101,006, which equated to 0.0026% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,118,473.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2023 was equivalent to an annual effective rate of 0.0159% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 213 shares of Class R1 for an aggregate amount of $3,559.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 28, 2023, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,068,609 and $8,937,293, respectively. The sales transactions resulted in net realized gains (losses) of $(766,761).
37

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2023, this reimbursement amounted to $256,974, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended February 28, 2023, purchases and sales of investments, other than short-term obligations, aggregated $1,151,244,199 and $1,440,160,885, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 2/28/23		Year ended 2/28/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	767,039	$13,764,757	1,098,623	$22,440,858
Class B	1,248	20,802	4,693	88,671
Class C	45,215	751,541	73,653	1,430,370
Class I	24,332,154	441,640,960	23,172,755	478,577,848
Class R1	36,941	631,900	44,355	850,624
Class R2	49,007	873,667	150,541	3,094,638
Class R3	1,480,378	26,135,987	1,796,008	37,157,318
Class R4	800,576	14,616,720	1,451,743	30,146,067
Class R6	14,443,299	261,969,209	19,041,746	396,650,999
	41,955,857	$760,405,543	46,834,117	$970,437,393
Shares issued to shareholders in reinvestment of distributions
Class A	1,304,261	$22,828,836	1,604,212	$31,851,630
Class B	19,303	316,664	30,529	568,762
Class C	137,333	2,234,690	190,074	3,520,261
Class I	6,899,575	121,870,477	7,437,596	148,948,456
Class R1	9,451	154,412	12,144	226,208
Class R2	24,869	430,752	25,476	501,000
Class R3	380,813	6,677,151	447,641	8,905,282
Class R4	315,554	5,586,823	446,689	8,957,807
Class R6	6,603,399	116,928,077	7,443,689	149,542,988
	15,694,558	$277,027,882	17,638,050	$353,022,394
38

Notes to Financial Statements  - continued
	Year ended 2/28/23		Year ended 2/28/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,108,143)	$(55,867,073)	(2,683,483)	$(54,860,923)
Class B	(101,934)	(1,698,892)	(58,640)	(1,130,466)
Class C	(431,880)	(7,154,573)	(488,417)	(9,439,974)
Class I	(31,874,555)	(574,677,907)	(18,342,265)	(381,438,542)
Class R1	(34,092)	(576,567)	(70,268)	(1,327,926)
Class R2	(70,612)	(1,235,919)	(121,020)	(2,477,181)
Class R3	(1,568,721)	(28,035,177)	(1,846,089)	(37,845,051)
Class R4	(2,175,652)	(38,958,705)	(2,357,189)	(49,091,085)
Class R6	(18,888,251)	(340,776,510)	(25,868,519)	(536,393,059)
	(58,253,840)	$(1,048,981,323)	(51,835,890)	$(1,074,004,207)
Net change
Class A	(1,036,843)	$(19,273,480)	19,352	$(568,435)
Class B	(81,383)	(1,361,426)	(23,418)	(473,033)
Class C	(249,332)	(4,168,342)	(224,690)	(4,489,343)
Class I	(642,826)	(11,166,470)	12,268,086	246,087,762
Class R1	12,300	209,745	(13,769)	(251,094)
Class R2	3,264	68,500	54,997	1,118,457
Class R3	292,470	4,777,961	397,560	8,217,549
Class R4	(1,059,522)	(18,755,162)	(458,757)	(9,987,211)
Class R6	2,158,447	38,120,776	616,916	9,800,928
	(603,425)	$(11,547,898)	12,636,277	$249,455,580
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.
In addition, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective at the close of business on August 14, 2019, the fund was closed to new investors subject to certain exceptions.
39

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 28, 2023, the fund’s commitment fee and interest expense were $18,659 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$17,782,312	$708,180,116	$687,559,101	$(1,476)	$—	$38,401,851
Zumiez, Inc.	44,592,594	4,748,367	711,381	(439,931)	(21,284,202)	26,905,447
	$62,374,906	$712,928,483	$688,270,482	$(441,407)	$(21,284,202)	$65,307,298

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$987,529	$—
Zumiez, Inc.	—	—
	$987,529	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the
40

Notes to Financial Statements  - continued
markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
(9) Subsequent Event
On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
41

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS New Discovery Value Fund and the Board of Trustees of MFS Series Trust XIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
42

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
April 14, 2023
43

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of April 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
46

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Richard Offen Kevin Schmitz
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $230,904,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 35.83% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
48

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended February 28, 2023 and 2022, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022

MFS Government Securities Fund	64,436	59,613

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS Diversified Income Fund	68,993	63,826
MFS New Discovery Value Fund	54,371	50,312
Total	123,364	114,138

For the fiscal years ended February 28, 2023 and 2022, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1			Tax Fees2	All Other Fees3
	2023	2022	2023	20225	2023	2022
To MFS Government	0	0	0	862	0	0
Securities Fund

Fees billed by Deloitte:	Audit-Related Fees1			Tax Fees2	All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Government Securi	0	0	0	0	3,790	5,390
*

Fees billed by Deloitte:			Aggregate fees for non-audit services
			2023		20225
To MFS Government Securities Fund, MFS and MFS			3,790		6,252
Related Entities#

Fees billed by E&Y:	Audit-Related Fees1			Tax Fees2	All Other Fees4
	2023	2022	2023	20225	2023	2022
To MFS Diversified Income	0	0	632	2,844	0	1,680
Fund
To MFS New Discovery	0	0	632	2,857	0	1,740
Value Fund
Total fees billed by E&Y	0	0	1,264	5,701	0	3,420
To above Funds

Fees billed by E&Y:	Audit-Related Fees1			Tax Fees2	All Other Fees4
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Diversified	0	1,795,090	0	0	3,165	111,720
Income Fund*
To MFS and MFS Related
Entities of MFS New	0	1,795,090	0	0	3,165	111,720
Discovery Value Fund*

Fees billed by E&Y:			Aggregate fees for non-audit services
			2023		20225
To MFS Diversified Income Fund, MFS and			143,797		2,165,964
MFS Related Entities#
To MFS New Discovery Value Fund, MFS			143,797		2,166,037
and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non- audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

5 Certain fees reported in 2022 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended February 28, 2022.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: April 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: April 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: April 14, 2023

* Print name and title of each signing officer under his or her signature.